Exhibit 10.216

                    CONSTRUCTION LOAN AND SECURITY AGREEMENT

                                  By and Among

                          TEXTRON FINANCIAL CORPORATION

                                       and

                       BLUEGREEN VACATIONS UNLIMITED, INC.

                                       and

                              BLUEGREEN CORPORATION

                              As of: March 23, 2007

                                                               EXECUTION VERSION


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                               TABLE OF CONTENTS

                                                                            Page

1. Definitions and Construction................................................1

         1.1 Definitions.......................................................1
         1.2 Construction.....................................................11
         1.3 Schedules and Exhibits...........................................11
         1.4 Accounting Principles............................................12

2. The Loan...................................................................12

         2.1 General..........................................................12
         2.2 Intentionally Omitted............................................12
         2.3 Construction Loan................................................12
         2.4 Advances.........................................................12
         2.5 Intentionally Omitted............................................13
         2.6 Requests for Construction Advance................................13
         2.7 Amounts in Excess of Maximum Loan Amount.........................13
         2.8 Use of Proceeds..................................................13
         2.9 Closing..........................................................14
         2.10 Maximum Relationship Amount.....................................14

3.  Loan Documents and Loan Account...........................................14

         3.1  Loan Documents..................................................14
         3.2  Loan Account....................................................14

4. Interest Rate..............................................................14

         4.1 Primary Interest Rate............................................14
         4.2 Default Rate.....................................................15
         4.3 Calculation of Interest..........................................15
         4.4 Limitation of Interest to Maximum Lawful Rate....................15

5. Fees.......................................................................15

         5.1 Loan Fee.........................................................15
         5.2 Late Charge......................................................15
         5.3  General.........................................................16

6. Payments...................................................................16

         6.1 General..........................................................16
         6.2 Reinstatement of Obligations.....................................17
         6.3 Prepayment.......................................................17
         6.4 Indemnity........................................................17

7. Security; Guaranties.......................................................18

         7.1 Security.........................................................18
         7.2 Cross-Default....................................................20


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         7.3 Guaranty.........................................................20
         7.4 Additional Documents and Future Actions..........................20
         7.5 Location of Collateral...........................................20
         7.6 Insurance and Protection of Collateral...........................20

8. Funding Procedures.........................................................20

         8.1 General..........................................................20
         8.2 Disbursement Agent...............................................21
         8.3 Payment of Bills.................................................21
         8.4 Construction Component Portion...................................21
         8.5 Retainage; Conditions Precedent to Final Disbursements...........21
         8.6 Deposit of Funds Advanced/Advances to Disbursement Agent,
             Architect, Contractor and Subcontractors.........................23
         8.7 Advances Do Not Constitute a Waiver..............................23

9. Representations and Warranties.............................................23

         9.1 Organization; Power..............................................23
         9.2 Authorization; No Legal Restrictions; No Breach of
             Other Agreements.................................................24
         9.3 Approvals; Licenses, Etc.........................................25
         9.4 Enforceability...................................................25
         9.5 Title............................................................25
         9.6 Liens............................................................25
         9.7 Financial Statements and Financial Condition.....................25
         9.8 Taxes............................................................26
         9.9 Subsidiaries; Affiliates and Capital Structure...................27
         9.10 Litigation Proceedings, Etc.....................................27
         9.11 Licenses; Permits;  Etc.........................................27
         9.12 Environmental Matters...........................................27
         9.13 Full Disclosure.................................................28
         9.14 Use of Proceeds/Margin Stock....................................28
         9.15 No Defaults.....................................................28
         9.16 Compliance with Law.............................................28
         9.17 Restrictions of Borrower or Guarantors..........................29
         9.18 Broker's Fees...................................................29
         9.19 Deferred Compensation Plans.....................................29
         9.20 Labor Relations.................................................29
         9.21 Tax Identification/Social Security Numbers......................30
         9.22 Insurance.......................................................30
         9.23 Names and Addresses.............................................30
         9.24  Solvency.......................................................30
         9.25  Common Enterprise..............................................30
         9.26 Intentionally Omitted...........................................31
         9.27 Completeness of Representations.................................31
         9.28  No Violation of Right of First Refusal.........................31

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10. Representations, Warranties and Covenants.................................31

         10.1 Access and Utilities............................................31
         10.2  Compliance.....................................................31
         10.3  Declarations...................................................31
         10.4  Zoning Laws, Building Codes, Etc...............................32
         10.5  Units Ready for Use............................................32
         10.6  Mortgaged Property and Taxes and Fees..........................32
         10.7  No Defaults....................................................32
         10.8  Timeshare Plan.................................................32
         10.9  Sale of Timeshare Interests....................................33
         10.10  Brokers.......................................................33
         10.11  Tangible Property.............................................33
         10.12  Condition of Project..........................................34
         10.13  Assessments and Developer Subsidy.............................34
         10.14   Amenities....................................................34
         10.15  Permits and Licenses..........................................34
         10.16  Wetlands......................................................34
         10.17  Mechanics Lien Claims.........................................34
         10.18  Project Contracts.............................................34
         10.19 Certified Survey Map Approved..................................34
         10.20 Site Plan Approval.............................................34
         10.21 Club Plan......................................................35
         10.22 Reservation System.............................................35
         10.23 One to One Ratio Compliance....................................35
         10.24 Club Documents.................................................35

11. Construction Representations, Warranties and Covenants....................35

         11.1 Construction....................................................36
         11.2 Cost Certificate................................................36
         11.3 Construction Contract...........................................36
         11.4 Architect's Contract............................................37
         11.5 Subcontracts....................................................38
         11.6  Specifications.................................................38
         11.7 Permits.........................................................39
         11.8 Commencement of Construction....................................39
         11.9 Zoning and Land Use.............................................39
         11.10 Additional Equity..............................................39
         11.11 No Developer's Fee.............................................40
         11.12 Right of Lender to Inspect Development Parcel and
               Review Specifications..........................................40
         11.13 Correction of Defects..........................................40
         11.14 Notification of Mechanics Lien Claims..........................40
         11.15 Construction Tests.............................................40
         11.16 Substantial Completion.........................................41

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         11.17  Occupancy Permits.............................................41
         11.18 Notice of Completion...........................................41
         11.19 Compliance with Inspector's Standards..........................42
         11.20 Bonding Requirements...........................................42
         11.21 Force Majeure..................................................42
         11.22 Lien Waivers...................................................42
         11.23 Specifications.................................................42

12. General Affirmative Covenants.............................................42

         12.1 Payment and Performance of Obligations..........................43
         12.2 Business Office.................................................43
         12.3 Maintenance of Existence, Qualification and Assets..............43
         12.4 Consolidation and Merger........................................43
         12.5 Maintenance of Insurance........................................43
         12.6 Maintenance of Security.........................................43
         12.7 Payment of Taxes and Claims.....................................44
         12.8 Inspections.....................................................44
         12.9 Records.........................................................45
         12.10 Management.....................................................45
         12.11 Maintenance....................................................45
         12.12 Local Legal Compliance.........................................45
         12.13 Registration Compliance........................................45
         12.14 Other Compliance...............................................46
         12.15 Further Assurances.............................................46
         12.16 Maintenance and Amenities......................................46
         12.17 Loan Costs.....................................................46
         12.18 Indemnification of Lender......................................46
         12.19 Use of Borrower's Name.........................................48
         12.20 Right to Provide Future Financing..............................48
         12.21 Inspector......................................................48
         12.22  Sales and Marketing...........................................49
         12.23  Project Contracts.............................................49
         12.24 Consents.......................................................49
         12.25  Engineering Survey............................................49
         12.26  Intentionally Omitted.........................................49
         12.27  Exchange Company..............................................49
         12.28  Intentionally Omitted.........................................50
         12.29  One to One Ratio Compliance...................................50

13. Reporting Requirements....................................................50

         13.1 Intentionally Omitted...........................................50
         13.2 Quarterly Financial Reports.....................................50
         13.3 Annual Financial Reports of Guarantors..........................50
         13.4 Officer's Certificate...........................................50
         13.5 Audit Reports...................................................51

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         13.6 Sales Reports...................................................51
         13.7 Association Reports.............................................51
         13.8 Notice of Default or Event of Default...........................51
         13.9 Notice of Claimed Default.......................................51
         13.10 Material Adverse Developments..................................51
         13.11 Other Information..............................................52

14. Negative Covenants........................................................52

         14.1 Organization....................................................52
         14.2 Operating Contracts.............................................52
         14.3 Limitation on Other Debt/Further Encumbrances...................52
         14.4. Intentionally Omitted..........................................52
         14.5 Amendment of Declarations, Etc..................................52
         14.6 Ownership.......................................................52
         14.7 Other Liens or Assignments......................................53
         14.8 Merger, Etc.....................................................53
         14.9 Use of Lender's Name............................................53
         14.10 Transactions with Affiliates...................................53
         14.11 Name or Address Change.........................................53
         14.12.  Intentionally Omitted........................................53
         14.13 Distributions..................................................53
         14.14.  Intentionally Omitted........................................54
         14.15  Intentionally Omitted.........................................54
         14.16 Restrictions on Transfers......................................54
         14.17 Restrictive Covenants..........................................54
         14.18.  Intentionally Omitted........................................54
         14.19.  Intentionally Omitted........................................54
         14.20  Intentionally Omitted.........................................54
         14.21 Amenities......................................................54
         14.22  Changes in Accounting.........................................54
         14.23  Club Reservation System.......................................55

15. Affiliate Indebtedness....................................................55

16. Financial Covenants.......................................................55

         16.1 Minimum Tangible Net Worth......................................55
         16.2  Minimum Debt to Tangible Net Worth Ratio.......................56

17. Conditions of and Documents to be Delivered at the Closing................56

         17.1 Loan Documents..................................................56
         17.2 Opinions of Counsel.............................................56
         17.3 Project Documents...............................................56
         17.4 Association Documents...........................................56
         17.5 Obligors' Documents.............................................56
         17.6 Good Standing Certificates......................................57
         17.7 Insurance.......................................................57

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         17.8 Flood Insurance.................................................57
         17.9 Authorizing Resolutions.........................................57
         17.10 UCC-1 Financing Statements.....................................57
         17.11 UCC-1 Search Report............................................57
         17.12 Releases.......................................................57
         17.13 Closing Certificates...........................................58
         17.14 Compliance.....................................................58
         17.15 Borrower's Certificate of Indemnity............................58
         17.16 Mortgagee Title Insurance Commitment and Policy................58
         17.17 Taxes and Assessments..........................................59
         17.18 Preclosing Inspections.........................................59
         17.19 Expenses.......................................................59
         17.20 14.12.       Intentionally Omitted.............................59
         17.21 Intentionally Omitted..........................................59
         17.22 Permits and Approvals..........................................59
         17.23 Project Contracts..............................................59
         17.24 Compliance with Planning and Zoning............................59
         17.25 Project Broker.................................................59
         17.26 Escrow Agreements..............................................60
         17.27 Credit References..............................................60
         17.28 Acquisition Equity.............................................60
         17.29 Post-Closing Requirements......................................60
         17.30 Other..........................................................60

18. Conditions to Lender's Obligation to Make Construction Advances...........60

         18.1 Documents.......................................................60
         18.2 Representations and Warranties..................................60
         18.3 Covenants.......................................................61
         18.4 No Default......................................................61
         18.5 Request for Construction Advance................................61
         18.6 Soft Costs......................................................61
         18.7 Other Agreements................................................62
         18.8 Construction Documents..........................................62
         18.9 Contractor's Insurance..........................................62
         18.10 Intentionally Omitted..........................................62
         18.11 Intentionally Omitted..........................................62
         18.12 Certificates of Substantial Completion.........................62
         18.13 Compliance.....................................................62
         18.14 Lien Waivers, etc..............................................62
         18.15 Title Policy Endorsements......................................63
         18.16 Fees and Expenses..............................................63
         18.17 Permits and Approvals..........................................63
         18.18 Lender's Mortgage..............................................63
         18.19 Completion of Work.............................................63
         18.20  Additional Equity.............................................63

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         18.21 Advances Do Not Constitute a Waiver............................63
         18.22 No Obligation to Fund After Filed Liens........................63
         18.23 Stored Goods...................................................64
         18.24 Other..........................................................64

19.  Default; Remedies........................................................64

         19.1 Payments........................................................64
         19.2 Covenant Defaults...............................................64
         19.3 Warranties or Representations...................................64
         19.4 Enforceability of Liens.........................................65
         19.5 Involuntary Proceedings.........................................65
         19.6 Proceedings.....................................................65
         19.7 Attachment; Judgment; Tax Liens.................................65
         19.8 Intentionally Omitted...........................................65
         19.9 Removal of Collateral...........................................65
         19.10. Intentionally Omitted.........................................65
         19.11  Default of Guarantor..........................................66
         19.12 Merger or Dissolution..........................................66
         19.13 Default by Borrower or Guarantor Under Other Agreements........66
         19.14 Loss of License................................................66
         19.15 Suspension of Sales............................................66
         19.16 Violation of Negative Covenants................................66
         19.17 Deficiency.....................................................66
         19.18 Abandonment or Cessation of Construction.......................66
         19.19 Lien Against Development Parcel................................66
         19.20 Unauthorized Work..............................................67
         19.21 Breach.........................................................67
         19.22 Criminal Proceedings...........................................67
         19.23 Intentionally Omitted..........................................67
         19.24 Intentionally Omitted..........................................67
         19.25 Intentionally Omitted..........................................67
         19.26 Bonding Requirements...........................................67
         19.27 Intentionally Omitted..........................................67
         19.28 Fraud..........................................................67
         19.29 Intentionally Omitted..........................................67
         19.30 Insolvency.....................................................67
         19.31 Encroachments and Permits......................................67
         19.32 Material Adverse Change........................................68
         19.33 Cessation of Business..........................................68

20.  Termination of Obligation to Advance/Remedies............................68

         20.1 Termination of Obligation to Advance............................68
         20.2 Remedies........................................................68
         20.3 Notice of Sale of Personal Property Collateral..................73
         20.4 Application of Collateral; Termination of Agreements............74


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         20.5 Suits to Protect the Development Parcel.........................74
         20.6 Rights of Lender Regarding Collateral...........................74
         20.7 Waiver of Appraisement Valuation, Stay, Extension
              and Redemption Laws.............................................75
         20.8 Delegation of Duties and Rights.................................75
         20.9 Lender Not in Control...........................................75
         20.10 Waivers........................................................75
         20.11 Cumulative Rights..............................................77
         20.12 Expenditures by Lender.........................................77
         20.13 Diminution in Value of Collateral..............................77
         20.14 Discontinuance of Proceedings..................................77

21. Partial Releases; Other Releases..........................................77

22. Certain Rights of Lender..................................................78

         22.1 Protection of Collateral........................................78
         22.2 Performance by Lender...........................................79
         22.3 No Liability of Lender..........................................79
         22.4 Right to Defend Action Affecting Security.......................79
         22.5 Indemnities, Loan Costs and Expenses............................79
         22.6 Lender's Right of Set-Off.......................................79
         22.7 No Waiver.......................................................80
         22.8 Right of Lender to Extend Time of Payment, Substitute,
              Release Security, Etc...........................................80
         22.9 Assignment of Lender's Interest.................................80
         22.10 Power of Attorney..............................................81
         22.11 Relief from Automatic Stay, Etc................................81
         22.12 Investigations and Inquiries...................................81

23.  Miscellaneous............................................................82

         23.1 Notices.........................................................82
         23.2 Term of Agreement...............................................83
         23.3 Survival........................................................83
         23.4 Continuation and Investigation..................................83
         23.5 Governing Law; Consent to Jurisdiction..........................83
         23.6 Invalid Provisions..............................................84
         23.7 Successors and Assigns..........................................84
         23.8 Amendment.......................................................85
         23.9 Counterparts; Effectiveness; Facsimile..........................85
         23.10 Lender Not Fiduciary...........................................85
         23.11 Total Agreement................................................85
         23.12 Consents, Approvals and Discretion.............................85
         23.13 Litigation.....................................................85
         23.14 Submissions....................................................86
         23.15 Incorporation of Exhibits......................................86


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         23.16 Consent to Advertising and Publicity of Documents..............86
         23.17 Control of Association.........................................87
         23.18 Directly or Indirectly.........................................87
         23.19 Savings Clause.................................................87
         23.20 Reimbursement for Taxes........................................87
         23.21 Headings.......................................................87
         23.22 Gender.........................................................87
         23.23 Time of the Essence............................................88
         23.24 Conflict.......................................................88
         23.25 Joinder and Consent............................................88

                                    Schedules

Schedule 9.8            -         Taxes

Schedule 9.9            -         Subsidiaries

Schedule 9.10           -         Litigation

Schedule 9.23           -         Names and Addresses

Schedule 10.18          -         Project Contracts

Schedule 14.7           -         Permitted Liens

Schedule 21             -         Form of Partial Release


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                                TABLE OF EXHIBITS

EXHIBIT A-1       LEGAL DESCRIPTION OF PHASE 2 LAND

EXHIBIT A-2       LEGAL DESCRIPTION OF EXISTING UNITS

EXHIBIT B         INTENTIONALLY OMITTED

EXHIBIT C         FORM OF REQUEST FOR CONSTRUCTION COMPONENT ADVANCE

EXHIBIT D         APPROVED SITE PLAN

EXHIBIT E         PHASE 2 COST CERTIFICATE

EXHIBIT F         FORM OF OFFICER'S CERTIFICATE


                                       x
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                    CONSTRUCTION LOAN AND SECURITY AGREEMENT

      THIS CONSTRUCTION LOAN AND SECURITY AGREEMENT is made effective as of March ____, 2007 by and among TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation ("Borrower"), and BLUEGREEN CORPORATION, a Massachusetts corporation ("Guarantor").

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

      1. Definitions and Construction.

            1.1. Definitions. The following words and phrases as used in capitalized form in this Agreement, whether in the singular or plural, shall have the meanings indicated:

            Advance or Construction Advance means an advance of the proceeds of the Loan by Lender to or on behalf of Borrower in accordance with the terms of this Agreement.

            Affiliate means any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person; provided, however, that under no circumstances shall Borrower or Guarantor be deemed an Affiliate of any 5% or greater shareholder of Guarantor or any Affiliate of such shareholder who is not a Direct Affiliate (as defined herein) of Guarantor, nor shall any such shareholder be deemed to be an Affiliate of Borrower or Guarantor. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, any entity included in the same GAAP consolidated financial statements as Guarantor shall be an Affiliate of Guarantor (a "Direct Affiliate").

            Affiliate Indebtedness means all present and future indebtedness or obligations owed by Borrower to Guarantor or to any Affiliate of Borrower or Guarantor.

            Agreement means this Construction Loan and Security Agreement, as amended, restated, extended or supplemented from time to time.

            Agreement  to  Provide  Insurance  means the  Agreement  to  Provide
Insurance dated as of the date hereof between Borrower and Lender, as amended, restated, extended or supplemented from time to time.

            Amenities means the recreational, access and utility facilities to be included as part of or to benefit the Project, including, without limitation, the such amenities may be further described in the Declarations, and Public Report.

            Amenities Agreements means collectively, each existing and future agreement, including without limitation, the Ingress and Egress Easement Agreement and the Declarations, which grant to the Borrower and to the owners of Units or Timeshare Interests at the Project the right to use the Amenities and which provides for certain easements, access and use rights and for the delivery of certain services at the Project or to Borrower or if applicable, to the Owners of Timeshare Interests, as such agreements may be amended, restated, extended or supplemented from time to time, and any new amenities agreements.

            Applicable Mechanics Lien Law means any statute, ordinance, rule or other law of the State or any governmental subdivision thereof, pertaining to the perfection and/or priority of the rights of mechanics', materialmen's or other contractors' claimants.

            Approved Costs means the costs disclosed in the final Phase 2 Cost Certificate, approved by Lender.

            Architect means Forum Architecture & Interior Design, Inc. and any replacement architect for the Work approved by Lender.

            Architect's Contract has the meaning set forth in Section 11.4.

            As-Built Survey has the meaning set forth in Section 8.5(f).

            Assignment of Construction Contract means that certain Assignment of Construction Contract from Borrower in favor of Lender pursuant to which Borrower assigns its rights but not its obligations under the Construction Contract to Lender.

            Assignment of Property Rights means that certain first priority Assignment of Property Rights made by Borrower in favor of Lender evidencing the collateral assignment to Lender of all property rights related to the Mortgaged Property.

            Association means Grande Villas at World Golf Village Condominium Association, Inc., a Florida not-for-profit corporation, together with its successors or assigns.

            Borrower means Bluegreen Vacations Unlimited, Inc., a Florida corporation.

            Business Day means each day which is not a Saturday or Sunday or a legal holiday under the laws of the State of Connecticut, the State of Rhode Island, the State of Florida or the United States.

            Closing means the closing of the transactions contemplated under this Agreement.

            Closing Date means the effective date of this Agreement set forth in the heading of this Agreement.

            Club means the Bluegreen Vacation Club Multi-Site Timeshare Plan and its component site resorts; the Club is not a legal entity or association of any kind.

            Club Documents means the Bluegreen Vacation Club multi-site public offering statement and its exhibits as amended from time to time as filed in Florida with the Division.

            Code means the Uniform Commercial Code in force in the State of Florida, as amended from time to time.

            Collateral has the meaning set forth in Section 7.1.

            Commencement  Date  means on or before  January  1, 2007 for Phase 2
Work.

            Commercial Leases has the meaning set forth in Section 7.1(e).

            Commitment means the Letter of Intent issued by Lender to Borrower dated July 14, 2006 and accepted on August 7, 2006.

            Completion of the Work means one hundred percent (100%) finished construction of the Work (not Substantial Completion) for Phase 2 in accordance with the Specifications for such Phase, certified to Lender by the Inspector, Borrower and Contractor.

            Condominium Act means the "Florida Condominium Act", Chapter 718, Florida Statutes, as it is amended from time to time.

            Condominium Plan means the Condominium Plan for the Project.

            Construction Contract has the meaning set forth in Section 11.3.

            Construction Advance Period means the period of time commencing on the Closing Date and ending on August 31, 2007, unless sooner terminated hereunder.

            Contractor means the general contractor(s) selected by Borrower and approved by Lender for any of the applicable Work, and any replacement general contractor approved by Lender.

            Debtor Relief Laws means all applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law, proceeding or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

            Declarations   means,   collectively,   the   Northwest   Commercial
Declaration, the Northwest Master Declaration and the Timeshare Declaration.

            Default Rate has the meaning set forth in Section 4.2.

            Disbursement Agent has the meaning set forth in Section 8.2.

            Division means the Division of Land Sales, Condominiums and Mobile Homes of the Department of Business and Professional Regulation for the State of Florida.

            Environmental Agreement means that certain Environmental Agreement of even date herewith between Borrower and Lender as amended, restated, extended or supplemented from time to time, and any new environmental agreement executed in its place.

            Environmental Laws has the meaning set forth in the Environmental Agreement.

            Event of Default means any Event of Default described in Section 19.

            Existing Units means the presently constructed seventy-two (72) condominium units and land upon which they have been constructed and related common elements and amenities, subject to the Declarations, as more particularly described on Exhibit "A-2" attached hereto.

            GAAP means generally acceptable accounting principles in the United States, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question.

            Governing Documents means the certificate or articles of incorporation or formation, by-laws, partnership agreement, joint venture agreement, trust agreement, operating agreement or other organizational or governing documents of any Person.

            Governmental  Agency  shall  have the  meaning  set forth in Section
12.18.

            Guarantor means Bluegreen Corporation, a Massachusetts corporation, its successors and assigns.

            Guaranty means each guaranty, surety agreement, guaranty and suretyship agreement and/or other similar agreement executed by the Guarantor in favor of Lender pursuant to which the Guarantor agrees to act as a guarantor for the Obligations and any amendment, restatement, extension or supplement thereto and any new guaranty or similar agreement given in substitution or replacement therefor and any new guaranty or surety agreement by any other Person with respect to all or any part of the Obligations.

            Hazardous Materials has the meaning set forth in the Environmental Agreement.

            Incipient Default means any condition or event which, after notice or lapse of time or both, would constitute an Event of Default under this Agreement.

            Ingress and Egress Easement Agreement means that certain Ingress and Egress Easement Agreement between World Golf Village, Inc. and Vistana WGV, Ltd., as recorded in the Public Records of St. Johns County, Florida, as amended, restated, extended or supplemented from time to time.

            Inspector has the meaning set forth in Section 12.21.

            Lease Income has the meaning set forth in Section 7.1(f).

            Legal Requirements means all federal, state and local ordinances, laws, regulations, orders, judgments, decrees, determinations and other legal restrictions governing the Project, the Borrower, the Guarantor or their business or operations.

            Lender means Textron Financial Corporation, a Delaware corporation, its successors and assigns.

            Lender's Mortgage or Mortgage means that certain first priority Mortgage, Assignment of Rents and Security Agreement executed as of the date hereof from the Borrower, as mortgagor, in favor of the Lender, as mortgagee, encumbering the Mortgaged Property, as amended, restated, extended or supplemented from time to time.

            Loan means the revolving construction loan facility in an amount up to $12,500,000 to be extended by Lender to Borrower pursuant to this Agreement.

            Loan Account has the meaning set forth in Section 3.2.

            Loan Costs means all reasonable costs, expenses and fees incurred by Lender in connection with the Loan, including without limitation, those related to negotiating, preparing, documenting, closing and enforcing this Agreement and all other Loan Documents including, but not limited to:

      (a) the cost of preparing, reproducing and binding this Agreement, the other Loan Documents and all exhibits and schedules thereto;

      (b) the legal fees, expenses and disbursements of Lender's counsel;

      (c) Lender's out-of-pocket expenses (including fees and expenses of the Lender's counsel) relating to any Advances, amendments, waivers or consents;

      (d) all other fees and expenses (including fees and expenses of the Lender's counsel) relating to any Advances, amendments, waivers or consents;

      (e) all costs, outlays, legal fees and expenses of every kind and character had or incurred in (1) the interpretation or enforcement of any of the provisions of, or the creation, preservation or exercise of rights and remedies under, any of the Loan Documents including the costs of appeal (2) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against the Lender arising out of this transaction or the protection of the Collateral securing the Loan or Advances made hereunder, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or setoff theretofore, received or applied by the Lender with respect to the Obligations, and any and all appeals thereof; and (3) the advancement of any expenses provided for under any of the Loan Documents;

      (f) all fees and expenses relating to any escrow by the Title Company or any other escrow agent;

      (g) all costs and expenses incurred by Lender under the Loan and all late charges under the Loan;

      (h) all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien, judgment and litigation search costs, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers fees, escrow fees, wire transfer fees, and all out-of-pocket expenses of Lender to conduct inspections or audits. Without limitation of the foregoing, Borrower shall pay the costs of UCC and other searches, UCC and other Loan Document recording fees and applicable taxes, and premiums on each title insurance policy delivered to Lender pursuant to this Agreement; and

      (i) all reasonable costs and expenses of Lender related to any meetings with Obligors or other Persons related to the transactions contemplated hereunder, audits or inspections of Obligors or the Project including without limitation travel expenses.

            Loan Documents means the Commitment, this Agreement, the Note, the Guaranty, the Lender's Mortgage, the Assignment of Property Rights, the Assignment of Construction Contract, any document evidencing any assignment or security interest described in Section 7.1, the Environmental Agreement, and all documents now or hereafter executed in connection with the Loans or securing the Obligations

            Loan Maturity Date means September 30, 2009.

            Management  Agreement  means the  Management  Agreement  between the
Association and the Manager for the management of the Project, as amended, restated, extended or supplemented from time to time, and any new management agreement executed in its place, all of which agreements (other than non-material  revisions)  must be in form and  content  reasonably  approved  by

Lender.

            Manager  means  Bluegreen  Resorts  Management,   Inc.,  a  Delaware
corporation, and any replacement manager for the Project approved by Lender.

            Master Declaration means that certain Master Declaration of Covenants, Conditions and Restrictions dated as of August 25, 1998 and recorded in the Public Records of St. Johns County, Florida, in Book 1345, Page 1586, on September 3, 1998, as amended, restated, extended or supplemented from time to time.

            Master Property means the real property and existing or future improvements and amenities more particularly described in Exhibit "A" to the Master Declaration.

            Maximum  Loan Amount  means  $12,500,000,  as further  described  in
Section 2.3 and subject to the restrictions set forth in Section 2.4.

            Mortgaged Property has the meaning set forth in Section 7.1(a).

            Northwest Commercial Declaration means that certain Declaration of Covenants and Restrictions for Saint Johns Northwest Commercial, dated as of July 24, 1996, and recorded in the Public Records of St. Johns County, Florida, in Book 1185, Page 649, as amended, restated, extended or supplemented from time to time.

            Northwest Master Declaration means that certain Declaration of Covenants and Restrictions for Saint Johns - Northwest Master, dated as of July 24, 1996, and recorded in the Public Records of St. Johns County, Florida, in Book 1185, Page 598, as amended, restated, extended or supplemented from time to time.

            Note means that certain Secured Promissory Note dated as the date hereof, payable to the order of Lender further evidencing the Borrower's obligation to repay the Loan and all interest thereon as amended, restated, extended or supplemented from time to time.

            Obligations means all payment and performance obligations and liabilities of each Obligor to Lender as evidenced by the Note or otherwise owed pursuant to the Loan Documents of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, regardless of how such obligations or liabilities arise, including without limitation, the obligation of Borrower to pay (a) the principal of, premium, if any, on and interest on the Loan; and (b) all fees, costs, expenses, indemnities, obligations and liabilities of each Obligor owing at any time to Lender under or in respect of this Agreement and each of the other Loan Documents.

            Obligor means Borrower and Guarantor, individually.

            Obligors means Borrower and Guarantor, collectively.

            One to One Ratio shall have the meaning set forth in Section 10.23.

            Owner or Owners means a Purchaser or Purchasers of a Timeshare Interest, the successive owner or owners of each Timeshare Interest so conveyed, and the Borrower with respect to Timeshare Interests not so conveyed.

            Permitted Liens or Permitted Exceptions shall have the meanings set forth in Section 14.7 and Section 9.5, respectively.

            Person means an individual, a government or any agency or subdivision thereof, a corporation, partnership, trust, unincorporated organization, association, joint stock company, limited liability company or other legal entity.

            Phase 1 means the Existing Units within the two buildings (numbered 3 and 4) and related facilities which make up a portion of Phase 1 of the Project.

            Phase 2 means the contemplated sixty (60) purpose-built Units in two buildings (numbered 5 and 6) and related facilities to be constructed as part of Phase 2 of the Project.

            Phase 2 Completion Date with respect to the Work means the earlier to occur of (a) the date of Completion of the Work for Phase 2 or (b) August 31, 2007 with respect to Phase 2.

            Phase 2 Cost Certificate shall have the meaning set forth in Section 11.2.

            Phase 2 Land means the land upon which the improvements to Phase 2 are being constructed, as more particularly described in Exhibit "A-1" attached hereto.

            Phase 2 Total Budget shall have the meaning set forth in Section 11.10.

            Phase 2 Work means the construction of sixty (60) purpose-built timeshare Units within Phase 2 of the Project and related facilities and the installation of the site development, landscaping, infrastructure, fixtures, furnishings and soft costs related thereto as shown as costs on the Phase 2 Total Budget and being performed by the Contractor, as further described in the applicable Specifications for Phase 2.

            Phase means individually, Phase 1 or Phase 2.

            Phases mean collectively, Phase 1 or Phase 2.

            Project means collectively, the Existing Units, the Phase 2 Land, and all associated Amenities owned by Borrower. The Project presently consists of Phase 1, and it is contemplated that Phase 2, will be constructed on the Phase

2 Land.

            Project  Contracts  means each of the agreements  listed on Schedule
10.18 and all other existing and future agreements relating to the development, operation, common areas, management, marketing, sales and maintenance of the Mortgaged Property, to the extent the amount to be performed after the date hereof exceeds $50,000 per contract or agreement.

            Project Documents has the meaning set forth in Section 17.3.

            Public Records means the public records of St. Johns County in and for the State of Florida.

            Public Report means collectively, the public offering statement for the Project and the approvals or registrations for the Project, in the jurisdiction in which the Project is located and in each other jurisdiction in which sales of Timeshare Interests are made or the Project is otherwise required to be registered.

            Purchaser means a bona fide third-party purchaser for value (whether one or more persons) who has purchased one or more Timeshare Interests from Borrower.

            Release Payment means each Release Payment as defined in Section 6.1(b)(ii).

            Release Payments mean all Release Payments as defined in Section 6.1(b)(ii).

            Released Property has the meaning set forth in Section 21.

            Request for Construction Advance means a Request or Requests for Construction Advance as described in Section 2.6.

            Retainage Disbursement Requirements shall have the meaning set forth in Section 8.5.

            Reservation System means collectively, the method, arrangement or procedure including any computer network and software employed for the purpose of enabling or facilitating the operation of the system which enables each Purchaser or Club member to utilize his or her right to reserve a use period in a Club resort including the Project in accordance with the provisions and conditions set forth in the Club Documents and a Unit at the Project in accordance with the Project Documents in the event the Reservation System for the Club is not operational at any time for whatever reason.

            Site Plan has the meaning set forth in Section 10.20.

            Special Assessment Agreement means that certain Special Assessment Agreement that provides for construction of a convention center to be located in the World Golf Village development, dated as of July 24, 2006, and recorded in the Public Records of St. Johns County, Florida, in Book 1185

Page 1907 on July 24, 2006, as amended, restated, extended or supplemented from time to time.

            Specifications means collectively, the final plans and specifications for the Work to be performed on Phase 2 of the Project as submitted to and approved by Lender, and all amendments, modifications and supplements thereto and all new plans and specifications with respect thereto, all of which are subject to the prior approval of Lender. The Work for Phase 2 shall require separate Specifications which are applicable only to Phase 2, as distinguished from the other Phases, and which are approved by Lender.

            State means the State of Florida.

            Subordination   Agreement  means  any  agreement  subordinating  the
obligations owed by an Obligor to a creditor, to the Obligations owed by such Obligor to Lender as required pursuant to Section 15.

            Substantial Completion shall occur when Lender obtains a certificate of completion executed by the Contractor and approved by the Inspector stating that the applicable Work for Phase 2 is substantially complete, subject only to a "punch list" designating any minor incomplete Work or other performance remaining to be done under the Construction Contract to accomplish Completion of the Work and stating the sums necessary to accomplish Completion of the Work.

            Survey has the meaning set forth in Section 10.19.

            Tenant Leases has the meaning set forth in Section 7.1(d).

            Timeshare Act means the "Florida Vacation Plan and Timeshare Act" Chapter 721, Florida Statutes (2006, as amended).

            Timeshare Declaration means that certain Declaration of Condominium for Grande Villas at World Golf Village, a Condominium, a Bluegreen Vacation Club Resort, dated as of January 7, 2004, and recorded at Book 2126, Page 1051, on January 23, 2004, in the Public Records of St. Johns County, Florida, as it may be amended, restated or supplemented from time to time.

            Timeshare Interest means a real property interest established pursuant to F.S. Chapter 721; TO WIT: a right to occupy a timeshare unit, coupled with a freehold estate or an estate for years with a future interest in a timeshare property or a specified portion thereof; more specifically, Timeshare Interest means a timeshare concept whereby Units and the share of the common elements assigned to the Units are conveyed for a period of time, the purchaser receiving a stated time period for a period of years; together with, at 12:00 noon on the first Saturday in the year 2073, a remainder over in fee simple as tenant in common with all other Purchasers of Timeshare Interest in such Units, in that percentage interest determined and established by the Timeshare Declaration. The term shall also mean an interest in a Unit pursuant to section 718.103(22),

Florida Statutes. Reference to a Timeshare Interest shall include the Timeshare Interest and its appurtenant timeshare period, which consists of the period or periods of time when a Purchaser is afforded the opportunity to use accommodations or facilities of the timeshare plan.

            Timeshare Loans means the loans granted by Borrower to Purchasers of Timeshare Interests to finance the acquisition thereof by Purchasers of Timeshare Interests.

            Title Company means an American Land Title Association company selected by Borrower and approved by Lender which is authorized and duly licensed to carry on a title insurance business in the State in which the Project is located. The Title Company currently used by Borrower is First American Title Insurance Company.

            Title Policy ALTA extended coverage mortgagee's loan policy of title insurance issued by the Title Company and complying with the provisions of
Section 17.16.

            Trust Agreement means that certain Bluegreen Vacation Club Amended and Restated Trust Agreement dated as of May 18, 1994, as it may be amended from time to time.

            Unit(s) means collectively, the sixty (60) purpose-built Units to be constructed as part of Phase 2, which Units shall be committed to the Vacation Timesharing Plan in accordance with the provisions of the Timeshare Declaration.

            Vacation Timesharing Plan means the vacation timesharing regime created pursuant to the Timeshare Act to which Units in Phase 1 are subject and to which Units in Phase 2 shall be subject and pursuant to which a Purchaser receives by deed a Timeshare Interest, subject to the Timeshare Declaration.

            Work means the Phase 2 Work being performed on by the Contractor, as more further described in the applicable Specifications for Phase 2.

            WSJ Prime  Rate  means the rate of  interest  published  in the Wall
Street Journal (Eastern Edition) under the designation "Money Rates" and described as "Prime Rate" or "Base Rate on Corporate Loans at Large U.S. Money Center Commercial Banks." If the rate so published is shown as a range of rates, Lender will use the highest rate in such range as the WSJ Prime Rate. If such rate is no longer published or available, Lender will choose a comparable substitute rate based upon a national index, selected by Lender in its discretion.

            1.2.  Construction.  Unless the  context of this  Agreement  clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lender or cured and the cure accepted by Lender. Section, Subsection, clause, schedule, and exhibit references are to sections, subsections, clauses, schedules and exhibits in this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement, any of the Loan Documents or any other document or agreement shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, supplements, and restatements thereto and thereof, as applicable.

            1.3. Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement, as they may from time to time be amended or restated, shall be deemed incorporated herein by reference.

            1.4. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

      2. The Loan.

            2.1. General. The Loan is a construction loan. Subject to other provisions, conditions and restrictions set forth in this Agreement, the outstanding principal balance of the Loan shall at no time exceed the Maximum Loan Amount.

            2.2. Intentionally Omitted .

            2.3. Construction Loan. Subject to the other provisions and conditions of this Agreement, Lender agrees, from time to time during the Construction Advance Period, to make Construction Advances to the Borrower on a revolving basis in an aggregate principal amount not to exceed $12,500,000 at any one time (the "Maximum Loan Amount"). The Construction Advance proceeds shall be disbursed to reimburse Borrower for the Approved Costs for the Work.

            2.4. Advances.

                  (a) Intentionally Omitted.

                  (b) Revolving Credit Under Construction Loan. This Agreement contemplates an extension of credit to Borrower on a revolving basis for the Loan not to exceed the Maximum Loan Amount at any time during the term of the Loan.

                  (c) Restrictions on Construction Advances. Lender shall have no obligation to make an Advance under the Loan: (i) more often than once during any calendar month, (ii) in an amount not less than $50,000 for each Advance,
(iii) pursuant to a Request for Construction Advance received after the expiration of the Construction Advance Period, or (iv) after the occurrence of an Incipient Default or an Event of Default.

                  (d) Additional Restrictions on Advances. Notwithstanding anything to the contrary contained in Section 2, Lender shall have no obligation to make any Advance under the Loan which would cause the aggregate outstanding balance under the Loan to exceed (i) $12,500,000; or (ii) 85% of the verifiable costs to acquire Phase 2, costs of the Work performed and pay related costs, all as approved by Lender.

            2.5. Intentionally Omitted.

            2.6. Requests for Construction Advance. Except for Advances to pay Loan Costs and other obligations of Borrower under the Loan Documents, each Construction Advance shall be made pursuant to a Request for Construction Advance submitted to Lender in the form attached as Exhibit C, with appropriate insertions and duly executed, together with all required supporting documentation. Each Request for Construction Advance must be submitted to Lender at least ten (10) Business Days prior to the date the Construction Advance is requested to be made.

            2.7. Amounts in Excess of Maximum Loan Amount. Lender shall have the right, but not the obligation, to fund amounts in excess of the Maximum Loan Amount from time to time to pay accrued and unpaid interest, to complete construction of the Work, or to correct or cure any Event of Default. Obligors agree that the correcting or curing by Lender of an Event of Default shall not cure the Event of Default under this Agreement. Such excess amounts funded shall be deemed evidenced by the Note to the fullest extent possible and then by this Agreement, shall bear interest at the applicable Default Rate set forth in
Section 4.2 and shall also be secured by the Collateral, the Lender's Mortgage, the Guaranty, and all other security and collateral for the Loan. Borrower hereby agrees to execute additional notes, mortgages, and other additional Loan Documents, and modifications thereto, promptly upon request by Lender, in favor of Lender, evidencing and securing amounts funded in excess of the Maximum Loan Amount.

            2.8. Use of Proceeds. Advances under the Loan will be used by Borrower solely for the purposes described in Section 2.3.

            2.9. Closing. The Closing under this Agreement shall take place effective as of the Closing Date at such place as Lender may require, provided that all conditions for Closing have been satisfied.

            2.10. Maximum Relationship Amount. The maximum amount outstanding under this Loan combined with the maximum amount outstanding under all loans to Borrower, Guarantor and Affiliates of Borrower and Guarantor from Lender shall not exceed $30,000,000.

      3. Loan Documents and Loan Account.

            3.1. Loan Documents. All Loan Documents shall be satisfactory in form and substance to Lender and Lender's counsel. Borrower's obligation to repay the Loan shall be evidenced by the Note, and the Note shall be payable with interest as provided herein. The Lender's Mortgage shall be a lien upon the Mortgaged Property, subject only to the Permitted Liens.

            3.2. Loan Account. Lender will open and maintain on its books a loan account (the "Loan Account") with respect to Advances made, repayments, the computation and payment of interest and fees and the computation and final payment of all other amounts due and sums paid to Lender under this Agreement and the Loan. Lender shall deliver monthly statements regarding the Loan Account to Borrower. Except in the case of manifest error in computation, the Loan Account will be conclusive and binding on Borrower as to the amount at any time due to Lender from Borrower under this Agreement and the Note as an account stated, except to the extent that Lender receives a written notice from Borrower of any specific exceptions of Borrower thereto within thirty (30) days after the date the applicable Loan Account statement has been received by Obligor.

      4. Interest Rate.

            4.1. Primary Interest Rate. Until the occurrence of an Event of Default and after same is cured (if applicable) and the cure accepted by Lender, interest shall accrue and be payable on the average monthly outstanding principal balance of the Loan as follows:

                  (a) From the Closing Date until the first day of the month following the month during which the Closing Date occurs, at a yearly rate which is equal to one and one-quarter percent (1.25%) per annum in excess of the WSJ Prime Rate in effect on the Closing Date, and

                  (b) On the first day of the second month following the month during which the Closing Date occurs and on the first day of each month thereafter, the yearly rate at which interest shall be payable on the unpaid principal balance of the Loan shall be increased or decreased to a rate which is equal to one and one-quarter percent (1.25%) per annum in excess of the WSJ Prime Rate in effect on such date.

                  (c) Notwithstanding anything herein or elsewhere to the contrary the interest rate accruing and payable on the Loan shall not be less than one and one-quarter percent (1.25%) per annum in excess of the WSJ Prime Rate in effect at such time.

            4.2. Default Rate. From and after the occurrence of an Event of Default until cured (if applicable) and the cure accepted by Lender, interest shall accrue and be payable on the unpaid principal balance of the Loan and all other Obligations under the Loan Documents at a rate (the "Default Rate") which is four (4) percentage points higher than the rate provided in Section 4.1. Any judgment obtained for sums due under the Note or other Obligations under the Loan Documents will accrue interest at the Default Rate until paid. Obligors acknowledge and agree that the Default Rate is reasonable in light of the increased risk of collection after occurrence of an Event of Default.

            4.3. Calculation of Interest. Interest will accrue as of Lender's wiring of funds through Lender's receipt of repayment of the Loan. Payment received by Lender after noon Eastern Time shall not be credited until the next succeeding Business Day. Interest will be calculated on the basis of a year of three hundred sixty (360) days and charged upon the actual number of days elapsed.

            4.4. Limitation of Interest to Maximum Lawful Rate. Lender expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the highest lawful rate. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness incurred by Borrower hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the term of such indebtedness until payment in full, so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to the Loan.

      5. Fees.

            5.1. Loan Fee. Borrower agrees to pay to Lender a loan fee equal to $12,500,000 which is fully earned by Lender and is due and payable in full upon execution of this Agreement. Such fee shall not be refundable in whole or in part, even if the full Maximum Loan Amount is not advanced. Lender acknowledges receipt of a $10,000 deposit from Borrower which will be applied by Lender to pay a portion of the loan fee.

            5.2. Late Charge. In the event that any payment required under the Loan (other than the sum due upon maturity or earlier acceleration of the Loan) is not received by Lender within ten (10) days after the due date, Obligors shall pay a late charge equal to five percent (5%) of the total amount of such payment to defray the expenses incident to handling such delinquent payments, and to compensate Lender for the harm and damages related to such late payments. Obligors hereby acknowledge and agree that such late charges are reasonable in light of the anticipated and the actual harm caused by the late payments, the difficulties of proof of loss, harm and damages, and the inconvenience and non-feasibility of Lender otherwise obtaining an adequate remedy.

            5.3. General. All of the fees described above are not refundable in whole or in part even if the full amount of the Loan is not advanced. Lender is irrevocably authorized to advance the sums necessary to pay all or any portion of such fees when due and payable to itself from the proceeds of an Advance or as an Advance under the Loan.

      6. Payments.

            6.1. General. Borrower agrees punctually to pay or cause to be paid to the Lender all principal and interest due under the Note or in respect of the Loan. Borrower shall make the following payments on the Loan:

                  (a) Interest. Interest only on the outstanding principal balance of the Loan owed during the prior calendar month shall be payable monthly on the twentieth (20th) day of each calendar month, commencing on April 20, 2007. The April 20, 2007 interest payment shall include interest accrued between the Closing Date and March 31, 2007.

                  (b) Principal.

                      (i) The entire outstanding principal balance of the Loan, all accrued and unpaid interest thereon and all other sums due in connection therewith shall be payable in full, if not earlier paid pursuant to the terms of this Agreement and of the Loan Documents, on the Loan Maturity Date.

                      (ii) In addition to all other payments required, upon the sale (and expiration of any applicable rescission period) of each Timeshare Interest, Borrower shall make a principal reduction payment on the Loan in an amount equal to 25% of the sales price per sale of each Timeshare Interest sold (each, a "Release Payment," and collectively, the "Release Payments"). Each Release Payment shall be made by the 20th day of the calendar month following the month of the sale (and expiration of any applicable rescission period) of the applicable Timeshare Interest. The Release Payment shall be redetermined and adjusted either to increase or decrease the amount of the Release Payment, as appropriate, no more often than once at the end of each consecutive three (3) month period following the execution of this Agreement, as reasonably determined by Lender so that upon the sale of 85% of the Timeshare Interests in Phase 2, the Loan will be repaid in full.

                  (iii) Notwithstanding anything herein or elsewhere to the contrary, the aggregate principal reduction payments from all sources made with respect to the Loan must equal the following amounts as of the following dates:


                                               Aggregate Principal
              Date                                   Payments
              ----                                   --------

              March 31, 2008                        $2,000,000

              September 30, 2008                    $4,000,000

              March 31, 2009                        $8,000,000

              Loan Maturity Date           Remaining Outstanding Balance

      To the extent such payments have not been made as a result of Release Payments, Borrower shall make such payments from other funds on the applicable date set forth above.

            6.2. Reinstatement of Obligations. Obligors agree that, to the extent any payment or payments are made on any Obligations and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the Obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

            6.3. Prepayment. The Loan may be prepaid without penalty or premium.

            6.4. Indemnity. Obligors agree to indemnify Lender against any loss or expense which Lender sustains or incurs as a consequence of an Event of Default, including, without limitation, any failure of Obligors to pay when due (at maturity, by acceleration or otherwise) any principal, interest, fee or any other amount due under this Agreement or the other Loan Documents. If Lender sustains or incurs any such loss or expense it will notify Obligors in writing of the amount determined in good faith by Lender to be necessary to indemnify it for the loss or expense. Such amount will be due and payable by Obligors to Lender within five (5) Business Days after receipt by Obligor of a statement setting forth a brief explanation of and its calculation of such amount, which statement shall be conclusively deemed correct absent manifest error. Any amount payable by

Obligors under this Section will bear interest at the Default Rate from the due date until paid, both before and after judgment.

      7. Security; Guaranty.

            7.1. Security. The Obligations shall be secured by, and Borrower hereby grants to Lender a security interest in, all of the following to the extent of Borrower's right, title and interest therein (collectively, the "Collateral"):

            (a) The Phase 2 Land, the Units and the Timeshare Interests thereon, together with all improvements, amenities, fixtures, leases, rents, common areas and common elements, all easements, rights-of-way, privileges and appurtenances belonging or in any way appertaining thereto or which are encumbered by Lender's Mortgage (collectively, the "Mortgaged Property").

            (b) All  existing  and  future  equipment,  furnishings,  inventory, supplies, appliances, machinery, plumbing, heating, ventilation, air conditioning system, and fixtures, accounts, chattel paper, contract rights, documents, instruments, and general intangibles at any time located at, arising out of the use of, and/or used in connection with the operation of the Mortgaged Property, with appropriate non-disturbance language relating to common area equipment, fixtures and furniture.

            (c) All existing and future payment and performance bonds (if any) of the Contractor with respect to the Work.

            (d) All existing and future leases, subleases, licenses, concessions, entry fees, or other agreements which grant a possessory interest in and to, or the right to use the Mortgaged Property, or any portion thereof (collectively, the "Tenant Leases").

            (e) All existing and future leases, subleases, licenses, concessions, entry fees or other agreements which grant a possessory interest in and to, or the right to use, the commercial space, or any portion of the Mortgaged Property thereof (the "Commercial Leases").

            (f) All of the existing and future rents, revenues, income, proceeds, royalties, profits and other benefits payable for using, leasing, licensing, possessing, operating from or in, or otherwise enjoying the Mortgaged Property pursuant to the Tenant Leases and the Commercial Leases, including, without limitation, damages received upon the occurrence of a default under any of the Tenant Leases and the Commercial Leases and all proceeds payable under any policy of insurance covering loss of rents with respect thereto (collectively, the "Lease Income"). Borrower shall be entitled to all Lease Income for working capital purposes unless an Event of Default has occurred.

            (g) All other existing and future agreements to which Borrower is or becomes a party or holds any interest therein and which in any way relate to the use, occupancy, maintenance or enjoyment of the Mortgaged Property, including, but not limited to, all Project Contracts, utility contracts, maintenance agreements, management agreements and service contracts, the Ingress and Egress Easement Agreement, Special Assessment Agreement, the Declarations, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements, all as they relate to the Mortgaged Property.

            (h)  All  books,  records,  ledger  cards,  files,   correspondence,
computer tapes and disks, as all of the foregoing pertain to the Mortgaged Property.

            (i) All hardware used in the management, sales, construction, servicing or operation of the Mortgaged Property.

            (j) All intellectual property, software and other personal property related to the Mortgaged Property solely owned by Borrower including, without limitation to the extent assignable, the naming rights to "Grande Villas at World Golf Village, a Condominium", and specifically excluding, without limitation, any such intellectual property, software and personal property owned by Guarantor or any Affiliate.

            (k) To the extent permissible by law, any existing or future development agreements for the Project.

            (l) All existing and future  development or  construction  contracts
between  Borrower,   Guarantor,  and  any  architect,   planner,  contractor  or
sub-contractor together with payment and performance bonds related to the Work.

            (m) Any and all proceeds of the foregoing.

      All liens and security interests shall be first priority liens and security interests. Borrower and Lender hereby agree that this Agreement shall be deemed to be a security agreement under the Uniform Commercial Codes of the States of Rhode Island and Florida. Accordingly, in addition to any other rights and remedies available to the Lender hereunder, Lender shall have all the rights of a secured party under the Rhode Island and Florida Uniform Commercial Codes.

      The above-described liens and security interests shall not be rendered void by the fact that no Obligations exist as of any particular date, but shall continue in full force and effect until all Obligations have been fully and finally paid, performed and satisfied, Lender has no agreement or commitment outstanding pursuant to which Lender may extend credit to or on behalf of Borrower and Lender has executed termination statements or releases with respect thereto.

      Notwithstanding the foregoing the Mortgaged Property and Collateral shall not include the Released Property, the Reservation System or any rights to the name Bluegreen or Bluegreen Vacation Club or any variation thereof.

            7.2. Cross-Default. An Event of Default hereunder shall constitute a default under any other loan documents between Borrower or Guarantor and Lender and vice versa.

            7.3. Guaranty. The lien free Completion of the Work and the prompt payment and performance of all Obligations shall be unconditionally and irrevocably guaranteed by Guarantor.

            7.4. Additional Documents and Future Actions. Borrower will, at its sole cost, take such actions and provide Lender from time to time with such agreements, financing statements and additional instruments, documents or information as Lender may in its discretion deem necessary or advisable to perfect, protect, maintain or enforce the security interests in the Collateral, to permit Lender to protect or enforce its interest in the Collateral, or to carry out the terms of the Loan Documents. Borrower hereby authorizes and appoints Lender and any officer of Lender as its attorney-in-fact, with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights hereunder, to execute on Borrower's behalf and file at Borrower's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Borrower's behalf such other documents and notices as Lender may deem advisable to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable.

            7.5. Location of Collateral. Borrower agrees that all tangible Collateral which is not delivered to Lender pursuant to this Agreement will remain, at all times, at Borrower's business location at the Project, and Borrower may not transfer such Collateral from such premises other than in connection with the ordinary course of business without the prior written approval of Lender.

            7.6. Insurance and Protection of Collateral. Borrower agrees to maintain and pay for insurance upon the Mortgaged Property as contemplated by the Timeshare Declaration as evidenced by the Agreement to Provide Insurance during the construction of Work at Phase 2.

      8. Funding Procedures.

            8.1. General. The funding of Advances shall be in accordance with such procedures as Lender may require, including without limitation, disbursement through the Title Company or an escrow agent acceptable to Lender if Lender so requires.

            8.2. Disbursement Agent. A disbursement agent for the Loan acceptable to Lender (the "Disbursement Agent") shall be retained by Lender at Borrower's reasonable cost and expense. The Disbursement Agent shall review and verify all Requests for Construction Advance and all other information required under Section 18 for Construction Advances and all other information deemed necessary by Lender related to the progress of the Work. Lender and Borrower agree that the Disbursement Agent at Lender's request shall disburse Advances directly to Title Company, Contractor or Subcontractors. The Disbursement Agent may be the Title Company or other person or entity acceptable to Lender or Lender's personnel. If Lender's personnel act as Disbursement Agent, Borrower shall still be responsible for all reasonable costs and expenses related thereto.

            8.3. Payment of Bills. Lender shall be under no duty or obligation to ascertain whether Borrower or the Disbursement Agent has used or will use the Loan proceeds for the payment of bills incurred by Borrower in connection with the Work. Payment of all bills for labor and materials in connection with the Work shall be Borrower's responsibility, and Lender's sole obligation shall be to advance the proceeds of the Loan subject to, and in accordance with this Agreement. At no time shall Lender be obligated to disburse funds in excess of amounts recommended by the Inspector. Borrower is solely responsible for obtaining any permanent financing, bridge financing, or other financing which may be necessary to repay the Loan on or prior to the Loan Maturity Date.

            8.4. Construction Loan Portion. Loan proceeds for the items and in the maximum amounts listed on the Phase 2 Cost Certificate shall only be disbursed at such time as Lender (or the Disbursement Agent, as applicable) has received a Request for Construction Advance and documents required pursuant to
Section 18 and Borrower has provided Lender (or the Disbursement Agent, as applicable) with such other information that Lender (or the Disbursement Agent, as applicable) shall require to evidence that all Work covered by each such Request for Construction Advance has been completed.

            8.5. Retainage; Conditions Precedent to Final Disbursements. Funds held by Lender as retainage shall be disbursed by Lender upon compliance with the requirements set forth in this Subsection 8.5 and the requirements for all other disbursements as set forth above (collectively, the "Retainage Disbursement Requirements"). The Retainage Disbursement Requirements for the Work shall include:

                  (a) Occupancy Permits. Receipt by Lender of a copy of the final permits and approvals necessary or required from all authorities whose approval is required for the lawful use, occupancy and operation of Phase 2 of the Project after completion of the Work.

                  (b) Final Releases of Lien: Contractor's Affidavit. Receipt by Lender of a "Conditional Waiver and Release Upon Final Payment" executed by the Contractor and all Subcontractors performing work or supplying materials and paid for by such retainage Advance in form and content acceptable to Lender and in conformance with the Applicable Mechanics Lien Law, together with any and all additional affidavits of all such parties sufficient in the opinion of Lender's counsel to comply with the Applicable Mechanics Lien Law, and to remove any and all mechanics' and materialmen's liens (inchoate or otherwise) affecting title to the Project, which might arise related to such work or materials.

                  (c) Certificates of Completion. Certificates of Substantial Completion for the Work utilizing customary AIA forms or the equivalent thereof signed by the Architect, Contractor and Borrower.

                  (d) Other Evidence. Such other evidence as Lender may require to establish that the Work to be paid with such retainage Advance has been completed in compliance with all applicable zoning and other requirements of the public authorities having jurisdiction, including but not limited to, compliance with all applicable Legal Requirements.

                  (e) As-Built Plans. Two (2) sets of detailed as-built plans related to the Work must be submitted to Lender promptly after such Work is completed, but in no event later than two (2) months from the issuance of the Certificates of Substantial Completion for the Work, which plans must be approved and identified as such in writing by Borrower, the Architect, and the Contractor, and must include plans for architectural, structural, mechanical, plumbing, electrical and all site development (including storm drainage, utility lines and landscaping) work.

                  (f) As-Built Survey. As to the final Advance under the of the Loan, receipt by Lender of two (2) originals of a satisfactory "As-Built" Survey prepared by a licensed surveyor satisfactory to Lender and the Title Company, in accordance with the plans and showing all of the applicable Units and each applicable building in place, including, without limitation, striping of parking areas, a statement as to the number of parking spaces and such other matters as Lender shall require ("As-Built Survey"). The survey shall be prepared in accordance with the Standards set forth by ALTA/ACSM 1988 Minimum Survey Requirements, shall be certified to Lender and the Title Company and shall include a narrative metes and bounds or platted description of the boundaries of the Mortgaged Property, the area of the Mortgaged Property and of each of the applicable Phase 2 Units and buildings 5 and 6 (then completed) and the location and dimensions of all easements and improvements. The surveyor must include on the As-Built Survey a signed statement certifying the existence or a narrative statement certifying the existence or nonexistence of any encroachment from or onto the Mortgaged Property and must include the date of the As-Built Survey and the surveyor's registration number and seal and such other matters as the Title Company may require, in form and substance satisfactory to Lender and the Title Company.

                  (g) Insurance. Insurance coverage shall have been broadened to include all forms of insurance related to the Mortgaged Property, and as reasonably required by Lender in form satisfactory to Lender, subject to the terms of the Timeshare Declaration and the Agreement to Provide Insurance.

                  (h) Exception. Notwithstanding the foregoing restrictions, Lender may at its discretion release the specific 10% retainage amounts for individual line items set forth in the Phase 2 Cost Certificate prior to the satisfaction of all of the Retainage Disbursement Requirements, provided that,
(i) no Incipient Default or Event of Default has occurred, (ii) each of the Subcontractors being paid such retainage amounts executes and delivers to Lender a "Conditional Waiver and Release Upon Final Payment" and (iii) all of the Work described in such line item has been completed and Lender has received certifications from Borrower, Contractor, Inspector (or Lender's Construction Consultant) and Architect confirming such completion, all in form and content acceptable to Lender.

            8.6. Deposit of Funds Advanced/Advances to Disbursement Agent, Architect, Contractor and Subcontractors. Lender, at its option, may make any or all Construction Advances directly to the Disbursement Agent (for disbursement to Borrower, Contractor, Architect or any Subcontractor) or to the Contractor and any Subcontractor. The execution of this Agreement by Borrower shall and hereby does constitute an irrevocable direction and authorization to Lender to so advance the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct advances to the Disbursement Agent, the Contractor, the Architect or any Subcontractor and all such Construction Advances shall satisfy completely Lender's obligations hereunder and shall be secured by the Collateral as fully as if made to Borrower, regardless of the disposition thereof by the Disbursement Agent, the Contractor, the Architect or any Subcontractor. Lender shall assume no liability under the Architect's Contract, Construction Contract or any Subcontract by virtue of directly paying the Architect, Contractor or any Subcontractor.

            8.7. Advances Do Not Constitute a Waiver. No Construction Advance shall constitute a waiver of any condition of Lender's obligation to make further Construction Advances.

      9. Representations and Warranties. As an inducement to Lender to advance funds to Borrower, Borrower and Guarantor hereby, jointly and severally, represent and warrant to Lender as follows:

            9.1. Organization; Power.

                  (a) Borrower. Borrower (i) is a corporation duly incorporated, validly existing in good standing under the laws of the State of Florida; (ii) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under this Agreement makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or any other Loan Document to which it is a party or under the transactions contemplated hereunder or thereunder; and (iii) has all requisite corporate power and authority to own its properties, to conduct its business, to execute and deliver this Agreement and all documents and transactions contemplated hereunder and to perform all of its obligations under this Agreement and any other Loan Document to which it is a party or under the transactions contemplated hereunder or thereunder.

                  (b) Guarantor. Guarantor (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under this Agreement makes such qualification necessary except where the failure to be so qualified will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or the Guaranty; and (iii) has all requisite corporate power and authority to own its properties, to conduct its business, to execute and deliver this Agreement and the Guaranty and to perform all of its obligations under this Agreement and the Guaranty.

                  (c) Association. The Association is a non-profit corporation duly organized, validly existing and in good standing under the laws of the State of Florida, having full power and lawful authority to perform its obligations under the Declarations and carry on its business as now being conducted or as proposed to be conducted.

                  (d) Manager. Manager is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, duly licensed in Florida as required, and having full power and lawful authority to act as the Manager of the Project, to perform its obligations under the Management Agreement and to carry on its business as now being conducted and as proposed to be conducted.

            9.2. Authorization; No Legal Restrictions; No Breach of Other Agreements. The execution, delivery and performance by Borrower of the Loan Documents has been duly authorized by all necessary corporate action by Borrower and does not and will not: (i) violate any provision of the organizational or governing documents of Borrower, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower is a party or is subject; (ii) result in, or require the creation or imposition of any Lien upon or with respect to any asset of Borrower other than Liens in favor of Lender; or (iii) result in a breach of or constitute a default by Borrower under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower is a party or by which it or any of its assets are bound or affected.

            9.3. Approvals; Licenses, Etc. No approval, authorization, order, license, permit, franchise or consent of or registration, declaration, qualification or filing with, any governmental authority or other Person, including without limitation, the Division or Association is required in connection with the execution and delivery by Borrower of any of the Loan Documents.

            9.4. Enforceability. The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

            9.5. Title. Borrower has and will have good and marketable title to the Collateral, free and clear of any Lien, security interest, charge or encumbrance except for the security interests created by this Agreement or any Loan Document or otherwise created in favor of Lender and the exceptions set forth in the Title Policy provided Lender (collectively, "Permitted Exceptions"). Borrower has good and marketable title to the Timeshare Interests comprising a portion of the Mortgaged Property, and all rights, properties and benefits appurtenant to or benefiting them, subject to the Permitted Exceptions and the condominium timeshare and development documents established by Borrower, subject to Lender's approval.

            9.6. Liens. The execution and delivery of the Loan Documents, the filing of the UCC-l Financing Statement's with the Florida Secured Transactions Registry and the recording of the Mortgage, the Assignment of Property Rights and a UCC-1 Financing Statement in the Public Records of St. Johns County, Florida will constitute in favor of Lender a valid and perfected continuing first priority security interest in the Collateral. Lender is not and shall not be required to take, and Borrower has taken any and all required steps to protect Lender's security interests in the Collateral and Lender is not and shall not be required to collect or realize upon the Collateral or any distribution of interest or principal, nor shall loss of or damage to, the Collateral release Borrower or Guarantor from any of the Obligations.

            9.7. Financial Statements and Financial Condition. The financial statements of Obligors fairly present the respective financial conditions and results of operations of Borrower and Guarantor as of the date or dates thereof and for the periods covered thereby. There were no material liabilities, direct or indirect, fixed or contingent, of Borrower or Guarantor as of the dates of such financial statements which were not reflected therein or in the notes thereto, which have not otherwise been disclosed to Lender in writing or otherwise set forth in Guarantor's SEC filings. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Borrower or Guarantor from the financial conditions shown in their respective financial statements, nor has Borrower or Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, which are not shown in their respective financial statements or reflected in the notes thereto.

      Borrower is able to pay all of its debts as they become due. Borrower shall maintain such solvent financial condition, giving effect to the Obligations, as long as Borrower is obligated to Lender under this Agreement, or in any other manner whatsoever. Borrower's obligations under this Agreement and under the Loan Documents will not render Borrower unable to pay its debts as they become due. The present fair market value of Borrower's assets is greater than the amount required to pay its respective total liabilities.

            9.8. Taxes. Except as set forth on Schedule 9.8: (a) Borrower has paid and will pay in full all real property, personal property, income, sales, ad valorem and other taxes and assessments against the Mortgaged Property and the Collateral or otherwise payable by Borrower, (b) Borrower knows of no basis for any additional taxes or assessments against the Mortgaged Property, the Collateral or Borrower; (c) Borrower has filed all tax returns required to have been filed by then and has caused Association to file all tax returns required to have been filed by then, and (d) has paid or caused Association to pay all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it or Association, as the case may be, to the extent the same have become due and payable.

      With respect to real estate taxes against the Mortgaged Property, each Unit will have a separate tax lot number and each Unit is separately billed by the applicable governmental entity for real estate taxes. Such bills are received by the Association. The Association sends bills to each Owner of a Timeshare Interest or Vacation Trust, Inc., a Florida corporation in its capacity as trustee under the Club's Trust Agreement for such Owner's pro-rata share of the real estate taxes assessed and billed to the applicable Unit.

      To the extent that the Association holds insufficient funds to pay any real estate taxes for the Mortgaged Property then due and payable, Borrower (during the time it is maintaining direct or indirect control of the Association) will pay the amount of such deficiency to the Association to enable the Association to pay all real estate taxes related to the Mortgaged Property when due and prior to the incurrence of any penalties. Borrower will comply with the above-described procedures and will not amend, modify or terminate such procedures without the prior written consent of Lender.

            9.9. Subsidiaries; Affiliates and Capital Structure. Except as set forth on Schedule 9.9, Borrower has no subsidiaries or Affiliates which have any involvement or interest in the Mortgaged Property in any way. Borrower is a wholly-owned subsidiary of Guarantor. None of the owners of any interests in Borrower are parties to any proxies, voting trusts, shareholders agreements or similar arrangements pursuant to which voting authority, rights or discretion with respect to Borrower is vested in any other Person.

            9.10. Litigation Proceedings, Etc. Except as described on Schedule 9.10, there are no actions, suits, proceedings, orders or injunctions pending or threatened against or affecting Borrower, the Guarantor, the Mortgaged Property, the Collateral or the Association at law or in equity, or before or by any governmental authority or other tribunal which if adversely determined would have a material adverse effect on their ability to perform hereunder with respect to the Project. Borrower has not received any notice from any court, governmental authority or other tribunal alleging that Borrower or the Project has violated the Timeshare Act, the Condominium Act, any of the rules or regulations thereunder, the Project Contracts, or any other applicable Legal Requirements, agreements or arrangements.

            9.11. Licenses; Permits; Etc. Borrower, the Mortgaged Property, the Association, Borrower's Affiliates involved in the operations of the Project, and, to the best of Borrower's knowledge after diligent inquiry, all other Persons involved in the operations of the portion of the Mortgaged Property owned by Borrower, possess and will at all times continue to possess, all requisite material franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its or their business including without limitation, operation of the Mortgaged Property, without any known conflict with the rights of others and, with respect to Borrower, the Mortgaged Property and the Association, in each case subject to no mortgage, pledge, Lien, lease, encumbrance, charge, security interest, title retention agreement or option other than Liens in favor of Lender and the Permitted Liens.

            9.12. Environmental Matters. The Project does not and will not contain any Hazardous Materials, except for certain Hazardous Materials used in the operation of Borrower's business which are properly stored and maintained. No Hazardous Materials are or will be used or stored at or transported to or from the Development Parcel or the Project, except for certain Hazardous Materials used in the operation of Borrower's business which are properly stored and maintained. Neither Borrower, Manager nor the Association has ever used the Project as a facility for the storage, treatment or disposition of any Hazardous Materials or has received notice from any governmental agency, entity or other Person with regard to Hazardous Materials on, under or affecting the Project. Neither Borrower nor the

Project, nor any portion thereof, nor the Association, are in violation of any Environmental Laws.

            9.13. Full Disclosure. No information, exhibit or written report or the content of any schedule furnished by or on behalf of Borrower to Lender in connection with the Loan, the Collateral or the Mortgaged Property, and no representation or statement made by Borrower in any Loan Document contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading, subject to obtaining the permits and approvals to construct the Work and the creating of the condominium and timeshare documents which have not been prepared at this time. Borrower does not know of any fact or condition which will prevent the sale of Timeshare Interests to Purchasers or prevent the operation of the Project in accordance with the Declarations and related Public Report, and in accordance with all Legal Requirements, or prevent Borrower's performance of its Obligations pursuant to the Loan Documents.

            9.14. Use of Proceeds/Margin Stock. None of the proceeds of the Loan will be used to purchase or carry any "margin stock" (as defined under
Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11. Borrower is not an investment company as defined by the Investment Company Act of 1940, as amended, and Borrower is not required to register under said Act.

            9.15. No Defaults. No Incipient Default or Event of Default exists, and there is no violation in any material respect of any term of any agreement, bylaw or other instrument to which Borrower is a party or by which it may be bound which violation materially and adversely affects Borrower.

            9.16. Compliance with Law.

                  (a) Borrower is not in violation, nor is the Mortgaged Property, or the business operations in respect of the Mortgaged Property, or to Borrower's knowledge after diligent inquiry, the Association, in violation of the Condominium Act or Timeshare Act or any other Legal Requirements, which violation materially and adversely affects the Borrower, the Mortgaged Property, the business operations of the Mortgaged Property or the Association; and

                  (b) As to the Existing Units and the Phase 2 Land, Borrower has not failed, nor has the Project or Association failed, to obtain any consents or joinders, or any approvals, licenses, permits, franchises or other governmental authorizations, or to make or cause to be made any filings, submissions, registrations or declarations with any government or agency or department thereof necessary to the establishment, ownership or operation of the Mortgaged Property or any of Borrower's other assets, or to the conduct of Borrower's business, which violation or failure to obtain or register materially and adversely affects Borrower, the Mortgaged Property or the business, prospects, profits, properties or condition (financial or otherwise) of Borrower or the Mortgaged Property.

                  (c) The Timeshare Declaration was duly adopted in compliance with applicable Legal Requirements and governs the condominium and timeshare regimes established pursuant to the Timeshare Declaration.

            9.17. Restrictions of Borrower or Guarantor. None of Borrower, Guarantor, or, to Borrower's knowledge, the Association, is a party to any contract or agreement with respect to the Mortgaged Property, or subject to any Lien, charge or corporate restriction with respect to the Mortgaged Property, which materially and adversely affects its or their business other than the Permitted Exceptions. Borrower and Guarantor will not be, on or after the Closing Date, a party to any contract or agreement which prohibits Borrower's or Guarantor's execution of, or compliance with the terms of this Agreement or the other Loan Documents. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien, except the Liens in favor of Lender as provided hereunder and except for Permitted Liens.

            9.18. Broker's Fees. Borrower has not made any commitment or taken any action which will result in a claim for any brokers', finders' or other similar fees or commitments with respect to the transactions described in this Agreement.

            9.19. Deferred Compensation Plans. Borrower has no pension, profit sharing or other compensatory or similar plan providing for a program of deferred compensation for any employee or officer.

            9.20. Labor Relations. The employees of Borrower are not a party to any collective bargaining agreement with Borrower, and, to the best knowledge of Borrower, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

            9.21. Tax Identification Numbers. Borrower's federal taxpayer's identification number and State organization numbers are as follows:

                      Tax I.D.             State Organization Number
                      --------             -------------------------
                      65-0433722           P9300051653

            9.22. Insurance. All the insurance required by the Timeshare Declaration, and the Agreement to Provide Insurance has been obtained, is presently in full force and effect and all premiums thereon have been fully paid to date. To the best of Borrower's knowledge, none of the policies for property insurance may be canceled or materially modified, except after at least thirty
(30) days written notice by the insurance carrier to Lender and none of the policies for liability insurance may be canceled or materially modified, except after endeavoring to provide at least ten (10) days written notice by the insurance carrier to Lender. Lender has been named as an additional insured, insured mortgagee (with a standard mortgagee's endorsement) and loss payee (with a lender's loss payable endorsement) on such policies.

            9.23. Names and Addresses. During the past five (5) years, Borrower has not been known by any names (including trade names) and has not been located at any addresses, other than those set forth on Schedule 9.23. The portions of the Collateral which are tangible property and have not been delivered to Lender (or a custodian for Lender) and the books and records pertaining thereto will at all times be located at the address for Borrower set forth on Schedule 9.23, at the Project or at such other location determined by Borrower after prior notice to Lender and delivery to Lender of any items requested by Lender to maintain perfection and priority of Lender's security interests and access to such books and records. Schedule 9.23 identifies the chief executive office and principal place of business of Borrower.

            9.24. Solvency. Borrower is solvent. No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

            9.25. Common Enterprise. The successful operation and condition of Obligors are dependent on the continued successful performance of the functions of the Obligors as a whole and the successful operation of each Obligor is dependent on the successful performance and operation of the other Obligor. Each Obligor expects to derive benefit (and the boards of directors or other governing body of each such Obligor has determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by Lender hereunder, both in its separate capacity and as a member with the other Obligor of an interrelated group of companies. Each Obligor has determined that execution, delivery and performance of this Agreement and any other Loan Documents to be executed by such Obligor is within its corporate or company purpose, will be of direct and indirect benefit to such Obligor and is in its best interest.

            9.26. Intentionally Omitted.

            9.27. Completeness of Representations. Neither this Agreement nor any exhibit attached hereto nor any certificate, financial statement, correspondence or other document delivered or furnished to Lender hereunder or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. Except as set forth on Schedule 9.10, there is no fact
(a) which materially and adversely affects or in the future may, so far as any Obligor can now foresee, materially and adversely affect any Obligor's ability to perform its obligations under the Loan Documents, or the condition, financial or otherwise, business or prospects of any Obligor, the Association or the Project, (b) which may result in any liability on the part of any Obligor reflected on the financial statements described in Section 9.7, (c) which questions or denies the right of any Obligor to conduct its business or operate the Project, or (d) which prevents or restricts the granting of security interests to Lender in the Collateral.

            9.28. No Violation of Right of First Refusal. The execution of this Agreement and any Advances made hereunder shall not violate any right of first refusal of any Person to provide such financing.

      10. Representations, Warranties and Covenants With Respect to the Project. Obligors, jointly and severally, represent and warrant to and covenant with Lender as follows, with respect to the Mortgaged Property and each Unit to be included in the Mortgaged Property:

            10.1. Access and Utilities. Each Unit will have adequate access from a publicly dedicated street over easement areas when constructed, will be served by adequate utilities and will have adequate parking facilities.

            10.2. Compliance. Obligors and the Mortgaged Property are in compliance with and will comply in all material respects with all Legal Requirements.

            10.3. Timeshare Declaration. On or before the first sale and closing of a Timeshare Interest by Borrower in Phase 2, all Units, all improvements thereon, all equipment, furnishings and appliances intended for use in connection therewith pertaining to such Timeshare Interest will have been and thereafter will continue to be duly submitted to the provisions of the Timeshare Declaration, as amended to include Phase 2 as part of the timeshare regime, which Timeshare Declaration and any amendment will have been recorded in the Public Records of St. Johns County,

Florida. The Timeshare Declaration will not be amended in any way which would materially alter the Project, the rights of Purchasers, the rights of lenders foreclosing on a Timeshare Interest or any priority of past due assessment claims over the lien of any mortgage encumbering a Timeshare Interest without the prior written consent of Lender.

            10.4. Zoning Laws, Building Codes, Etc. The Mortgaged Property, all the buildings and other improvements in which the Units are situated and all Amenities will when constructed be completed in all material respects in compliance with all applicable zoning codes, building codes, health codes, fire and safety codes, and other Legal Requirements. All inspections, licenses and permits required to be made or issued in respect of such buildings and Amenities will be made or issued by the appropriate authorities as are required to approve such development at the time same is developed. The use and occupancy of such buildings for their intended purposes is and will be lawful under all applicable laws and regulations. On or before the Phase 2 Completion Date, final certificates of occupancy will be issued and in effect for all Units in Phase 2. The timeshare use and occupancy of Units does not and will not violate any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Mortgaged Property.

            10.5. Units Ready for Use. All of the Phase 2 Units will be fully furnished and ready for use by Owners on or before the Phase 2 Completion Date. On or before the Phase 2 Completion Date, all common furnishings (including appliances) within such Phase 2 Units are and will be owned by Borrower or the Association, have been or will be fully paid for, and are and will be free and clear of any liens or other interests of any third party including any lessor. The Mortgaged Property is owned by Borrower free and clear of all liens and encumbrances, except those in favor of Lender and the Permitted Liens.

            10.6. Mortgaged Property Taxes and Fees. All real property taxes, condominium and similar maintenance fees, rents, assessments and like charges affecting the Mortgaged Property have been fully paid to date, to the extent such items are due and payable.

            10.7. No Defaults. No default or condition which, with the giving of notice or passage of time, or both, would constitute a default, exists with respect to any mortgage, deed of trust or other encumbrance against any of the Mortgaged Property or any personal property therein or used in connection therewith or with respect to any other agreement affecting or related to the Mortgaged Property.

            10.8. Timeshare Plan. Borrower shall amend the Public Report and the Timeshare Declaration to add the Units which make up Phase 2 upon their completion. Further Borrower shall file with any applicable regulatory agencies in the State the required documentation for approval of Phase 2 of the Project as a timeshare project. Borrower will provide a copy of the public offering statement as required by Florida state law and all amendments and supplements thereto to Lender and Lender's counsel at the time it is finalized for distribution to Purchasers. Borrower will provide Lender and Lender's counsel with copies of all correspondence and other responses received from the Division related to the application within two (2) Business Days after receipt by Borrower or Borrower's counsel. On or before the date hereof, Phase 2 shall be established and dedicated as a timeshare plan and project in full compliance with all applicable Legal Requirements, including without limitation, the Timeshare Act. On or before the date hereof, Borrower will deliver to Lender:

                  (a) a copy of the Timeshare Declaration, as amended, to add Phase 2 to the timeshare regime, as recorded in the Public Records of St. Johns County, Florida; and a copy of the assignment of declarant rights in favor of Borrower as recorded in the Public Records of St. Johns County, Florida; and

                  (b) copies of any and all endorsements to the Title Policy required by Lender, related to the establishment of the timeshare regime with respect to Phase 2 of the Project.

      To the best of Borrower's knowledge, the Existing Units have been established and dedicated as a timeshare project in full compliance in all material respects with all applicable Legal Requirements, including without limitation, the Timeshare Act.

            10.9. Sale of Timeshare Interests. All sales and marketing activities will be made in compliance in all material respects with all Legal Requirements and utilizing then current and approved Florida public offering statement. The marketing, sale, offering for sale, rental, solicitation of purchasers and financing of Timeshare Interests: (a) will not constitute the sale, or the offering for sale of securities subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law applicable to such sale or offer for sale or such sale will comply with such securities laws; (b) will not materially violate the Timeshare Act or any land sales or consumer protection law, statute or regulation of the State of Florida or any other state or jurisdiction in which sales or solicitation activities occur; and (c) will not materially violate any consumer credit or usury statute of the State of Florida or any other state or jurisdiction in which sales or solicitation activities occur.

            10.10. Brokers. All marketing and sales activities will be performed by independent contractors, agents or employees of Borrower, all of whom are and will be properly licensed in accordance with applicable laws to the extent required. Borrower will retain a duly licensed broker of record for the Project as required by State law and will forward to Lender and Lender's counsel written evidence of such brokerage arrangement.

            10.11. Tangible Property . The machinery, equipment, fixtures, tools and supplies used or to be used in connection with the Project, including without limitation, with respect to the operation and maintenance of the common elements, will be owned or leased either by Borrower or the Association or Contractor or any Subcontractor (as defined in Section 11.5).

            10.12. Condition of Project. The Mortgaged Property is not now damaged nor injured as a result of any fire, explosion, accident, flood or other casualty.

            10.13. Assessments and Developer Subsidy. The assessments levied with respect to the Project together with any subsidies to be paid by Borrower are sufficient to cover all expenses of the Association for the Project. Each Owner of a Timeshare Interest or Vacation Trust, Inc., a Florida corporation in its capacity as trustee under the Club's Trust Agreement is a member of the Association. The Association has the power and authority to levy assessments to cover the expenses of the Project. Any lien for unpaid assessments related to the Mortgaged Property is subject to the lien of Lender's Mortgage.

            10.14. Amenities. All Amenities for the Project are located on the Master Property.

            10.15. Permits and Licenses. All licenses, permits and approvals required for the use, occupancy and operation of the Phase 2 Units upon completion have been or will be properly obtained.

            10.16. Wetlands. None of the Project includes any "wetlands" as designated by the U.S. Army Corps Of Engineers.

            10.17. Mechanics Lien Claims. Borrower has not received any written notice of a potential claim, from any contractor, laborer or materialman in connection with any work, labor or materials furnished in connection with the Phase 2.

            10.18. Project Contracts. The contract, agreements and arrangements listed and described in Schedule 10.18 comprise all of the agreements, or arrangements relating to the operation, management, marketing, sales and maintenance and of the Mortgaged Property. Subject to the terms of Section 12.23 and Section 14.2, all of the Project Contracts are and shall (unless Lender shall otherwise consent in advance in writing) remain unmodified and free and clear of any lien or encumbrance.

            10.19. Intentionally Omitted.

            10.20. Site Plan Approval. Borrower represents that St. Johns County, Florida has approved the Site Plan for development of the sixty (60) Units consisting of Phase 2 under this Agreement ("Site Plan"). The approved Site Plan is attached hereto as Exhibit "D".

            10.21. Club Plan. The Club has been established and to Borrower's actual current knowledge there are no present material violations of the Legal Requirements in connection with all of the Borrower's accommodations, facilities and resorts which comprise the Club and Borrower shall use its best efforts to cause the foregoing to remain in full compliance in all material respects with all applicable Legal Requirements, including, without limitation, the Timeshare Act and Condominium Act. Borrower shall use its best efforts to cause the Club to remain a multi-site timeshare plan registered under applicable state registration laws and in full compliance with the Club Documents.

            10.22. Reservation System. To the best of Borrower's knowledge, the Reservation System for the Club is fully operational for its intended purpose. Guarantor represents that the Reservation System for the Club including the computer software is licensed to the Guarantor by the software's owner. Guarantor shall use all reasonable commercial efforts to assure that the Reservation System shall continue in operation and shall be available to the Club. Guarantor acknowledges the significance of the Reservation System to the ability of the Project and the Club to operate properly and to allow Purchasers to exercise use rights as set forth in Project Documents and Club Documents. Guarantor agrees to cause the appropriate party to prepare reports and provide information on the Reservation System, consistent with information provided to state regulators or other lenders, promptly upon request from Lender.

            10.23. One to One Ratio Compliance. Borrower represents and warrants that to the best of Borrower's knowledge, the Club will in all material respects be in compliance with the one to one Owner Beneficiary to Accommodation Ratio as defined in the Club's Trust Agreement ("One to One Ratio").

            10.24. Club Documents. The Borrower has furnished to the Lender and Lender has reviewed true and correct copies of the Club Documents. To the best of Borrower's knowledge, all such filings and/or recordations, and all joinders and consents, necessary in order to establish the timeshare plan in respect of each Club resort, including without limitation, the Phases, the Units, the common elements, common furnishings, facilities and all related use and access rights, have been done or obtained, all statutes, ordinances, rules, and regulations, and all agreements or arrangements, in connection therewith have been complied with in all material respects.

      11. Construction Representations, Warranties and Covenants. Obligors, jointly and severally, represent and warrant to and covenant with Lender as follows:

            11.1. Construction. All costs arising from and owed by Borrower in connection with the Work and the purchase of any fixtures or equipment, inventory, furnishings or other personalty located in, at or on the Project will be paid when due.

            11.2. Cost Certificate. Attached hereto as Exhibit "E" is a line item breakdown for Phase 2 (the "Phase 2 Cost Certificate") setting forth the cost of each class of work included in the Phase 2 Work and all incidental costs related to the Phase 2 Work, specifying which items are to be funded from the Loan and which items are to be funded from other sources. The Phase 2 Cost Certificate shall constitute a budget based upon which Construction Advances shall be made for each of the applicable line items. The Phase 2 Cost Certificate shall include a line item of at least $100,000 for Phase 2 Work (from the Loan) for contingencies which may only be disbursed with the prior written consent of Lender, which consent shall not be unreasonably withheld. Notwithstanding the foregoing and subsequent to the Closing Date, up to $10,000 of the total amount budgeted for contingences for Phase 2 Work may be disbursed without Lender's consent but shall be disclosed on the revised Phase 2 Cost Certificate. The Phase 2 Cost Certificate is accurate and complete. If Borrower determines that the Phase 2 Cost Certificate needs to be revised for any reason, including delays in construction, Borrower will immediately notify Lender of the requested change. No change to the Phase 2 Cost Certificate shall be effective without the prior written consent of Lender. Borrower shall prepare a Phase 2 Cost Certificate. The Phase 2 Cost Certificate shall be accompanied by the applicable completion schedule in form and applicable content acceptable to Lender which reflects a timetable and schedule for completion of the Work required for Phase 2.

            11.3. Construction Contract. The contract to be executed by and between Borrower and the Contractor for Phase 2 (the "Construction Contract"), shall be in a form and content reasonably satisfactory to Lender, in its sole discretion. Without limiting the foregoing, such Construction Contract shall require the Contractor to construct the Work in accordance with the Specifications. Subsequent to the Closing Date, Borrower shall not permit any default under the terms of the Construction Contract; waive any of Contractor's obligations thereunder; do any act which would relieve Contractor from its obligations to construct the Work according to the Specifications; or make any amendment, other than change orders as may be permitted hereunder without Lender's prior written consent. Borrower shall furnish Lender with a written agreement from the Contractor consenting to the assignment of the Construction Contract to Lender and covering such other matters as Lender may reasonably require. The Contractor shall be duly licensed to act as a contractor in the State and has in force liability insurance in amounts reasonably acceptable to Lender and workers' compensation in amounts required by applicable law. The Construction Contract shall contain, among other things, the following provisions:

                  (a) A provision that prior to final payment to the Contractor, the Contractor shall deliver to Borrower and Lender (i) a final and complete release of liens signed by the Contractor and all Subcontractors, and (ii) a Certificate of Occupancy issued by St. Johns County, Florida for the applicable Work.

                  (b) A provision that (i) no change order involving an increase or decrease in the cost of the Work of more than $50,000 for any one change order or $250,000 in the aggregate with all other change orders (except as approved prior to the Closing Date), and (ii) no change order subsequent to the Closing Date which involves any material change in the architectural, mechanical or structural design of any portion of the Work or any material change in the quality of workmanship or materials or any delay in completion of the Work beyond the Phase 2 Completion Date, shall be effective without the prior written consent of Lender. Any cost saving in a line item of the Phase 2 Cost Certificate may not be automatically applied to any line item which is in excess of the budgeted amount for that line item.

                  (c) A provision that the Construction Contract may not be terminated by the Contractor until thirty (30) days after delivery of a notice of Borrower's default and opportunity to cure to Lender (or such longer period after said delivery as may be reasonably necessary to cure a default thereunder) and may not be terminated by the Contractor by reason of the bankruptcy or insolvency of Borrower.

                  (d) A provision for retainage equal to 10% holdback from each Construction Advance as set forth in the Phase 2 Cost Certificate, which retainage shall be released in the manner set forth in Section 8.5 of this Agreement.

                  (e) Notwithstanding the foregoing, Lender has reviewed the Construction Contract and acknowledges it is in compliance with this Section 11.3.

            11.4. Architect's Contract. The contract dated August 19, 2005, by and between Borrower and the Architect for Phase 2 (the "Architect's Contract") shall provide that subsequent to the Closing Date, Borrower shall not agree to nor permit any material amendment, modification, waiver or other material change to or of any of the foregoing without the prior written consent of Lender. Borrower shall furnish Lender with a written agreement from Architect (a) certifying that the Specifications comply with all applicable Legal Requirements relating to the Work, occupancy and use of Phase 2 of the Project, (b) consenting to the assignment of the Architect's Contract to Lender, (c) agreeing that the Architect will continue performance under the Architect's Contract at Lender's request after any Event of Default hereunder or after a default thereunder by Borrower (other than a monetary default not cured), (d) agreeing that Lender may use the Specifications without additional cost to complete the Work after a Default or an Event of Default, and (e) covering such other matters relating to the Work as Lender may reasonably request. All costs of the Architect shall be paid by Borrower.

            11.5. Subcontracts. If funding of the Loan occurs prior to completion of the Phase 2 Work, then each contract (each a "Subcontract") which has been executed by and between Borrower or the Contractor and each subcontractor, materialman and supplier who is to provide labor or materials at a value equal to or in excess of $100,000 necessary to achieve completion of the Phase 2 Work (each a "Subcontractor") shall contain (a) the agreement of the Subcontractor to perform the Subcontract for Lender following the occurrence of an Event of Default, (b) a provision that the Subcontractor shall comply with the provisions of the Applicable Mechanics Lien Law, (c) a provision for a ten percent (10%) retainage, to be released as set forth in Section 8.5, (d) a provision that prior to final payment to the Subcontractor, the Subcontractor shall deliver to Borrower and Lender a final release of liens signed by the Subcontractor, and (e) a provision that there will be no termination, amendment, waiver or material change of the Subcontract subsequent to the Closing Date without the prior written consent of Lender. If requested by Lender, Borrower shall furnish statements from each Subcontractor and supplier of labor or materials, stating the amount of its contract and the amount paid to date, and acknowledging full payment (less retainage for all work done and/or materials supplied to date). Subsequent to the Closing Date, Borrower shall not: (i) permit any material default by Borrower under the terms of the Subcontracts;
(ii) waive any of Subcontractors' obligations thereunder; (iii) do any act which would relieve any of the Subcontractors of their respective obligations to complete the Work according to the Specifications; (iv) or make any amendments, other than change orders permitted hereunder or as Lender may approve in writing, to any of the Subcontracts without Lender's prior written consent. Borrower shall cause Contractor to prepare and maintain a list of all Subcontractors whose contracts with the Contractor each have a value equal to or in excess of $100,000 for Phase 2, together with copies of their contracts, and showing the name, address and telephone number of each Subcontractor, the work or material performed or supplied by each Subcontractor, and the total amount of each contract and subcontract and amounts paid through the date upon which such list was completed, and shall keep the list current until each of the applicable Phases have been completed.

            11.6. Specifications. The Specifications for Phase 2 and construction pursuant thereto shall prior to construction have been approved by any governmental or quasi governmental authorities. Such Specifications comply and will continue at all times to comply in all material respects with all applicable Legal Requirements and all other quasi-governmental laws, regulations, and standard requirements, including but not limited to the Fair Housing Act of 1968 as amended, and the Americans with Disabilities Act as amended, and that provisions have been made for the handicapped in accordance with Legal Requirements. No material change shall be made hereafter in the Specifications without the prior written consent of the Lender.

            11.7. Permits. All renovation or building permits required for the Work at Phase 2, were properly obtained prior to commencing such applicable Work. All other licenses, permits and approvals required for the Work at Phase 2 were properly obtained prior to commencing the applicable Work.

            11.8. Commencement of Construction. Borrower commenced the Work on or before the applicable Commencement Date for Phase 2 and diligently pursued the Work to completion utilizing good workmanship and quality materials. Quality of construction is of the essence and each Advance under the Loan shall be subject to satisfactory quality and completion of work in place. Borrower shall supply such sums of money and perform such duties as may be necessary for Completion of the Work in compliance in all material respects with all terms and conditions of the Loan Documents on or prior to the Phase 2 Completion Date, and without any lien, claim or assessment (actual or contingent) asserted against the Project for any material, labor or other items furnished in connection therewith and further in compliance with all construction, use, building, zoning and other similar requirements of any pertinent governmental authority. Borrower will provide to Lender evidence of satisfactory compliance with all of such requirements upon request by Lender and shall provide Lender with true and correct copies of all certificates of occupancy issued by all applicable governmental entities immediately upon issuance thereof.

            11.9. Zoning and Land Use. The Project is zoned as a Planned Unit Development (PUD), under which timeshare is an allowed use.

            11.10.  Additional Equity.  Lender reserves the right to require, at any time and from time to time, at Borrower's expense, a construction cost analysis by the Inspector or by an expert in the construction cost field designated by Lender. If Lender reasonably estimates, at any time and from time to time, that the amount necessary to assure final Completion of the Work for Phase 2, including but not limited to, interest and other soft or non-construction budget items (the "Phase 2 Total Budget") shall exceed the amount of the (a) remaining Advances under the Loan which are to be used to fund Approved Costs for the Work, plus (b) the total amount of all equity investments made or scheduled to be made by Borrower or Guarantor, then Borrower, at the request of Lender, shall (i) immediately deposit with Lender, to be held by Lender in a non-interest bearing, non-escrow account, the amount of any such difference, in cash, which amount shall be disbursed toward Phase 2 Total Budget costs prior to any further advance by Lender under the Loan, (ii) provide other financial assurances acceptable to Lender that additional construction funds will be available to Borrower and Guarantor to fund Completion of the Work, or
(iii) pay from other sources the amount of any such difference for items included in the Phase 2 Total Budget with satisfactory evidence of such expenditure being provided to Lender prior to any further Advances under the Loan. Lender shall be assured at all times, to its satisfaction, that the estimated Advances to be made under the Loan which are to be used to fund Approved Costs for the Work are sufficient to complete the Work for Phase 2 in accordance with the Phase 2 Total Budget, the applicable Specifications and this Agreement. Obligors hereby agree that payment for any cost overruns related to the Work shall be the sole responsibility of Obligors. Lender reserves the right of continual verification of adequate equity investments made by Borrower as required in this Section.

            11.11. No Developer's Fee. The Phase 2 Total Budget does not include, directly or indirectly, any developer's fee and the line item identified as "construction overhead" shall be used for actual out-of-pocket costs and expenses of Borrower and shall not include any hidden fee or developer's profit.

            11.12. Right of Lender to Inspect Project and Review Specifications. Borrower shall permit Lender, its representatives and agents and the Inspector at any reasonable time and from time to time to enter upon the Project and to inspect the Work and all materials to be used in the construction thereof and to cooperate and cause Contractor to cooperate with Lender and its representatives and agents and the Inspector during such inspections (including making available to Lender working copies of the Specifications together with all related supplementary materials); provided that this provision shall not be deemed to impose upon Lender any obligation to undertake such inspections.

            11.13. Correction of Defects. Borrower shall promptly correct any defect in the Work or any departure from the Specifications not permitted under this Agreement, which has not been approved previously by Lender. The making of any Construction Advance shall not constitute a waiver of Lender's right to require compliance with this covenant.

            11.14. Notification of Mechanics Lien Claims. Borrower and Guarantor shall advise Lender promptly in writing if Borrower receives any notice, written or oral, from any Contractor, laborer, subcontractor or materialman in connection with any work, labor or materials furnished in connection with the Work. Borrower shall furnish, and shall cause Contractor to furnish, such information, affidavit(s), cash deposits and/or bond(s) as may be required by the Title Company to issue and continue to date down the Title Policy from time to time free and clear of the claims of contractors, subcontractors, mechanics and/or materialmen.

            11.15. Construction Tests. If requested by Lender, Borrower shall furnish to Lender (a) all field tests and laboratory tests performed by local building departments or any independent parties, complete construction schedules, certificates, plans and specifications, appraisals, title insurance and other insurance, reports and agreements, (b) the names of all persons with whom Borrower has contracted or intends to contract for the Work or the furnishing of labor or materials therefor, (c) copies and/or lists of all paid and/or unpaid bills for labor and materials with respect to the Work; and (d) construction budgets of

Borrower and revisions thereof showing the estimated cost of completion of the Work and the total funds required at any given time to complete and pay for such construction.

            11.16. Substantial Completion. Upon Substantial Completion of the Mortgaged Property, Borrower shall deliver to Lender:

                  (a) Permits. A copy of the final permits and approvals necessary or required from all authorities whose approval is required for the lawful use, occupancy and operation of the Project.

                  (b) Final Releases of Lien; Contractor's Affidavit. Final mechanics' lien releases executed by the Contractor, in form and content acceptable to Lender and in conformance with Florida law, together with any and all additional affidavits of all such parties sufficient in the opinion of Lender's counsel to comply with Florida law to enable the Title Company to remove any and all mechanics' and materialmen's liens (inchoate or otherwise) affecting title to the Mortgaged Property.

                  (c) Certificates of Substantial Completion. Certificates of Substantial Completion signed by the Contractor, Inspector and Borrower.

                  (d) As-Built Survey. As to the final Advance under the Loan for Phase 2, receipt by Lender of two (2) originals of a satisfactory As-Built Survey.

                  (e) As-Built Plans. Two (2) sets of detailed as-built plans must be submitted to Lender promptly after they are completed but in no event later than two (2) months following the issuance of the certificate(s) of occupancy (or the equivalent) with respect to Phase 2.

                  (f) Insurance. Insurance coverage shall be expanded to include all forms of insurance reasonably required by Lender in form satisfactory to Lender to the extent provided in the Timeshare Declaration and the Agreement to Provide Insurance.

                  (g) Other Evidence of Compliance. Such other evidence as Lender may require to establish that the Work, and any portion thereof, and its intended use complies with all applicable zoning, use and other requirements of the public authorities having jurisdiction and any other applicable Legal Requirements.

            11.17. Intentionally Omitted.

            11.18. Notice of Completion. As soon as practicable, but no later than ten (10) days after Completion of the Work, Borrower shall record or cause to be recorded in the Public Records a "Notice of Completion" pursuant to the Applicable

Mechanics Lien Law and shall forward to Lender and Lender's counsel evidence of such recordation.

            11.19. Compliance with Inspector's Standards. The Work (including without limitation work which is not financed with proceeds of the Loan) shall comply with standards and specifications acceptable to the Inspector.

            11.20. Intentionally Omitted.

            11.21.  Force Majeure.  The Phase 2 Completion Date and the time for performance by Borrower of any of its construction-related obligations under the Loan Documents prior to the Phase 2 Completion Date (excluding any obligations for payments of money, taxes or insurance premiums) may be extended for the period of time during which such performance is delayed or hindered by reason of the occurrence of an event of Force Majeure. "Force Majeure" shall mean any delay or hindrance caused by any events or causes beyond Borrower's reasonable control, including, without limitation, fire, flood, earthquake, casualty, inclement weather, other acts of God, acts of a public enemy including terrorism, riot, insurrection, governmental regulation of the sale of materials or supplies or the transportation thereof, lack of transportation, strikes or boycotts, temporary restraining orders for injunctions prohibiting or restraining all or any portion of the Work if initiated by a third party and not reasonably preventable by Borrower, governmental actions and shortages of material or labor.

            11.22. Lien Waivers. Borrower shall provide an indemnity and/or lien waivers or releases from any party with a right to file a lien against the Project as the Title Company may require with respect to insuring (and continuing to insure) the first Lien priority of Lender's Mortgage without and except for any mechanic's or materialmen's liens.

            11.23. Specifications. One (1) set of the approved Site Plan and the complete and detailed Specifications which Borrower shall have approved in writing and which shall be satisfactory to Lender and Inspector, in their sole discretion, including any changes or modifications thereto and including Specifications for architectural, structural, mechanical, plumbing, electrical work. All Specifications must be stamped with all required approvals from all Governmental Agencies, certified under seal by Architect and signed by Borrower and Contractor to be true copies of the Specifications architecturally and structurally approved by all authorities and agencies having jurisdiction thereover. They must also incorporate the recommendations made in the soil testing report, if any. No change shall be made thereafter in the Specifications without the prior written consent of Lender.

      12. General Affirmative Covenants. Obligors covenant and agree with Lender as follows:

            12.1. Payment and Performance of Obligations. Borrower shall pay all of the Obligations, Loan Costs and related expenses when and as the same become due and payable, and Borrower shall strictly observe and perform all of the Obligations including without limitation, all covenants, agreements, terms, conditions and limitations contained in the Loan Documents, and all documents collateral thereto and will do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default hereunder or thereunder.

            12.2. Business Office. Borrower will maintain an office or agency in Florida where notices, presentations and demands in respect of the Loan Documents may be made upon Borrower. Such office or agency and the books and records of Borrower shall be maintained at 4960 Conference Way, Suite 100, Boca Raton, Florida 33431.

            12.3. Maintenance of Existence, Qualification and Assets. Borrower shall at all times (i) maintain its legal existence, (ii) maintain its qualification to transact business and good standing in the State and in any jurisdiction where it conducts business in connection with the Project, and
(iii) comply or cause compliance in all material respects with all Legal Requirements applicable to the Project, Borrower, the Collateral or its business, including, without limitation, the Condominium Act and the Timeshare Act as they relate to the Project.

            12.4. Consolidation and Merger. Unless Borrower shall have first obtained Lender's prior written approval, which may be granted, withheld or conditioned in Lender's sole discretion, Borrower will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it. Notwithstanding the foregoing Borrower is permitted to merge or consolidate into any Affiliate of Borrower or Guarantor or with Levitt Corporation or an Affiliate of Levitt Corporation, and such Affiliate may merge into or consolidate with Borrower, subject to the provisions of Section 14.8.

            12.5. Maintenance of Insurance. Borrower shall comply with the terms and conditions of the Agreement to Provide Insurance.

            12.6. Maintenance of Security. Borrower shall execute and deliver (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments and such other agreements, documents, instruments and certificates, and supplements and amendments thereto, and take such other actions, as Lender deems necessary or appropriate in order to maintain as valid, enforceable and perfected first priority liens and security interests, all Liens and security interests in the Collateral granted to Lender to secure the Obligations. Except with the prior written consent of Lender, Borrower shall not grant extensions of time for the payment of, compromise for less than the full face value or release in whole or in part, any Purchaser or other Person liable for the payment of or allow any credit whatsoever except for the amount of cash paid upon, any

Collateral or any instrument, chattel paper or document representing the Collateral.

            12.7. Payment of Taxes and Claims. Borrower will pay when due, during the time Borrower maintains direct or indirect control of the Association, all taxes imposed upon the Project, the Collateral, Borrower, or any of its property, or with respect to any of its franchises, businesses, income or profits, or with respect to the Loan or any of the Loan Documents and all other charges and assessments against Borrower, the Collateral and the Project which Borrower is legally obligated to pay and shall cause the Association to pay when due, all taxes imposed upon the Project, the Collateral, the Association, or any of its property, or with respect to any of its franchises, businesses, income or profits, or with respect to the Loan or any of the Loan Documents which the Association is legally obligated to pay, before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for sums which have become due and payable. Borrower may contest such taxes in good faith as long as the Project is not subject to being delinquent as a result of such challenge. If the Association fails to make such payments, during the time Borrower maintains direct or indirect control of the Association, Borrower shall promptly pay such amounts. Borrower acknowledges and agrees that Lender may require the establishment of an escrow account or a tax escrow agent be retained to collect and pay any taxes payable by Borrower or the Association. Except for (a) the Liens in favor of Lender granted pursuant to the Loan Documents, (b) the Permitted Liens, (c) Liens as are expressly provided for pursuant to the Timeshare Declaration related to unpaid assessments by a Purchaser with respect to such Purchaser's Timeshare Interest, which shall, in any event, be subordinate to the Lien of Lender, Borrower covenants that no statutory or other Liens whatsoever (including, without limitation, mechanics', materialmen's, judgment or tax liens) shall attach to any of the Collateral or the Project.

            12.8. Inspections. Borrower shall, at any time and from time to time and at the expense of Borrower, permit Lender or its agents or representatives (including the Inspector) to inspect the Mortgaged Property, the Collateral and Borrower's assets or property, and to examine and make copies of and abstracts from its and, to the extent it has access thereto or possession thereof, the Association's, books, accounts, records, original correspondence, computer tapes, disks, software, and other papers as it may desire; and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, Contractors or independent public accountants (and by this provision Borrower authorize said accountants to discuss with Lender, its agents or representatives, the affairs, finances and accounts of Borrower). All audits and inspections which shall not be more than one time per year unless and until an Event of Default has occurred and is continuing (including without limitation, those occurring before and after closing hereunder) shall be at Borrower's expense, including all reasonable travel expenses of Lender's employees.

            12.9. Records. Borrower shall keep adequate records and books of account reflecting all financial transactions of Borrower and with respect to the Project in which complete entries will be made in accordance with GAAP. Borrower will maintain to the satisfaction of Lender accurate and complete books, records and files relating to the Project, the Collateral and the Work. Borrower shall permit Lender to audit and inspect at any time, and shall promptly deliver to Lender upon Lender's request therefor, all such books, records and files.

            12.10. Management. Borrower shall cause the Project to be managed at all times by Manager or a Person or Persons who have substantial experience, background and demonstrated ability to perform, in accordance with a Management Agreement satisfactory to Lender, and who are in all other respects satisfactory to Lender.

            12.11. Maintenance. Borrower shall maintain, or shall cause to be maintained, or to the extent provided for pursuant to the Timeshare Declaration, shall cause the Association to maintain, the Project in good repair, working order and condition and shall make all necessary replacements and improvements to the Project so that the value and operating efficiency of the Project will be maintained at all times and so that the Project remains in compliance in all material respects with the Timeshare Act, the Condominium Act, the Project Documents and all applicable Legal Requirements.

            12.12. Local Legal Compliance. Borrower will comply, and will cause the Mortgaged Property to comply, in all material respects with all applicable restrictive covenants, applicable planning, zoning or land use ordinances and building codes, all applicable health and Environmental Laws and regulations, and in all material respects with all other applicable Legal Requirements.

            12.13. Registration Compliance. Borrower will maintain, or cause to be maintained, all necessary registrations, current filings, consents, franchises, approvals, and exemption certificates, and Borrower will make or pay, or cause to be made or paid, all registrations, declarations or fees with the Division and any other Governmental Agency, whether in the state or another jurisdiction which may be required in connection with the Mortgaged Property and the occupancy, use and operation thereof, the incorporation of Units into the timeshare plan established pursuant to the Timeshare Declaration and the Project Documents, the Club Documents, and the sale, advertising, marketing, and offering for sale of Timeshare Interests. All such registrations, filings and reports will be truthfully completed; and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings and reports will be delivered to Lender. Borrower shall advise Lender of any material changes with respect to their sales programs for the Project.

            12.14. Other Compliance. Borrower will comply in all material respects with all Legal Requirements, including to the extent applicable, but not limited to: the Timeshare Act; the Condominium Act; the Consumer Credit Protection Act; Regulation Z of the Federal Reserve Board; the Equal Credit Opportunity Act; Regulation B of the Federal Reserve Board; the Federal Trade Commission's 3-day cooling-off Rule for Door-to-Door Sales; ILSA; Section 5 of the Federal Trade Commission Act; the Gramm-Leach-Bliley Act; federal postal laws; applicable state and federal securities laws; applicable usury laws; applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; applicable real estate sales licensing, disclosure, reporting and escrow laws; the ADA; RESPA; all amendments to and rules and regulations promulgated under the foregoing acts or laws; and other applicable federal statutes and the rules and regulations promulgated thereunder; and any state law or law of any state (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Project, or the sale, offering for sale, or financing of Timeshare Interests.

            12.15. Further Assurances. Borrower will execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith may be necessary or appropriate to more
effectively   evidence  or  secure,  and  to  ensure  the  performance  of,  the
Obligations.

            12.16. Maintenance and Amenities. Borrower will maintain, or will cause the Association to maintain, during the time Borrower maintains direct or indirect control of the Association, the Project in good condition and repair, and in accordance with the provisions of the applicable Project Contracts, Declarations and other Project Documents, and Borrower will cause each Purchaser of a Timeshare Interest at the Project to have continuing access to, and the use of to the extent of such Purchaser's use periods, all of the common area, Amenities, and related or appurtenant services, rights and benefits, all as provided in the Declarations, Project Documents and the Club Documents.

            12.17. Loan Costs. Whether or not the transactions contemplated hereunder are completed, Borrower agrees to pay all existing and future Loan Costs. The provisions of this Section shall survive repayment of the Obligations or termination of this Agreement.

            12.18.  Indemnification  of Lender.  In addition to (and not in lieu
of) any other provisions of any Loan Document providing for indemnification in favor of Lender, Borrower agrees to defend, indemnify and hold harmless Lender and its participants and their subsidiaries, affiliates, officers, directors, agents, employees, representatives, consultants, Contractors, servants, and attorneys, as well as the respective heirs, personal representatives, successors or assigns of any or all of them (hereafter collectively the "Indemnified Lender Parties"), from and against, and promptly pay on demand or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs and expenses (including without limitation, reasonable attorneys' and paralegals' fees and costs), actions or causes of action of any and every kind or nature whatsoever asserted against or incurred by any of them by reason of or arising out of or in any way related or attributable to: (a) any failure or alleged failure of Borrower to perform any of its covenants or obligations with respect to the Mortgaged Property or to the Purchasers of any of the Timeshare Interests; (b) the development of the Mortgaged Property; (c) the debtor-creditor relationships between Borrower on the one hand, and the Purchasers or Lender or its participants, as the case may be, on the other; (d) the operation of the Project or sale of Timeshare Interests; (e) Borrower's performance under or related to this Agreement, the Loan Documents, the Commitment or the Collateral; (f) the transactions contemplated under any of the Loan Documents or any of the Project Documents or Club Documents to be performed by Borrower, including without limitation, those in any way relating to or arising out of the violation of any Legal Requirements, including the Condominium Act and the Timeshare Act; (g) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation and warranty of Borrower contained in this Agreement or any of the Loan Documents (including without limitation any certification of Borrower delivered to Lender); (h) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible or transfer taxes, and any and all fees or charges to be paid by Borrower including, without limitation under the Timeshare Act, which may at any time arise or become due prior to the payment, performance and discharge in full of the Obligations; (i) the breach of any representation or warranty of Borrower as set forth herein regarding any Environmental Laws; (j) the failure of Borrower to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws; (k) the use, generation, storage, release, threatened release, discharge, disposal or presence on, under or about the Mortgaged Property of any Hazardous Materials; (l) the removal or remediation of any Hazardous Materials from the Mortgaged Property required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as required by Lender; (m) claims asserted by any Person (including without limitation any governmental or quasi-governmental agency, commission, department, instrumentality or body, court, arbitrator or administrative board (collectively, a "Governmental Agency"), in connection with or any in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under or affecting the Mortgaged Property; (n) the violation or claimed violation of any Environmental Laws in regard to the Mortgaged Property; (o) the preparation of an environmental audit or report on the Mortgaged Property, whether conducted by Lender, Borrower, or a third-party, or the implementation of environmental audit recommendations or (p) any broker fees or commissions or similar compensation. Such indemnification shall not give Borrower any right to participate in the selection of counsel for Lender or the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. Lender agrees to give Borrower written notice of the assertion of any claim or the commencement of any action or lawsuit described in this Section.

      It is the express intention of the parties hereto that the indemnity provided for in this Section, as well as the disclaimers of liability referred to in this Agreement, are intended to and shall protect and indemnify Lender from the consequences of Lender's own negligence (but not Lender's gross negligence or intentional tortious conduct) whether or not that negligence is the sole or concurring cause of any liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement. The provisions of this Section shall survive the full payment, performance and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect.

            12.19. Use of Borrower's Names. Lender may use the name of Borrower and the Project in any press release, advertisement or other promotional materials issued in respect to the Loan. Lender will provide notice and a copy of any such advertisement materials to Borrower.

            12.20. Right to Provide Future Financing. Borrower hereby agrees that Lender shall have the right to provide the construction, renovation and development financing for all future phases of timeshare Units to be constructed in connection with the Project. Borrower hereby grants to Lender a first opportunity at Lender's sole discretion, to provide all acquisition, construction, renovation and development financing for the Project, upon the same financial terms or terms more favorable to Borrower, for acquisition, construction, renovation or development financing as contained in this Agreement to be secured by all of the Collateral and such other collateral as may be requested by Lender.

      Borrower shall not enter into any financing agreement with any other Person relating to the acquisition, construction, renovation or development financing for the Project unless and until Borrower has provided written notice to Lender via certified mail (return receipt requested) that Borrower intends to obtain such financing and Lender has waived in writing the option and rights as set forth in this section. Notwithstanding the foregoing, Lender shall be deemed to have waived the option and rights as set forth in this Section if Lender fails to provide Borrower with a signed letter of intent on terms acceptable to Borrower regarding such financing within thirty (30) days from the date on which Borrower has provided Lender with all information required by Lender related to such financing. The provisions of this Section shall survive payment, performance and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect, and shall be secured by all the Collateral pledged by Obligors to Lender under the Loan Documents.

            12.21. Inspector. An architectural or engineering firm or firms acceptable to Lender (the "Inspector") may be retained by Lender at Borrower's expense for the purpose of performing inspections as the Work progresses and certifying that each Advance of the Loan is not in excess of the Work completed, less retainage, and that proceeds of Loan are sufficient to complete the Work and covering such other matters as Lender shall require. Any such inspections shall be for Lender's sole benefit and will not be relied upon by Borrower. Borrower shall pay all reasonable expenses of the Inspector in connection with periodic inspections of the progress of the Work and any pre-closing or post-closing meeting, audits or inspections.

            12.22. Sales and Marketing. Sales and marketing activities at the Mortgaged Property will be conducted by Borrower or a sales and marketing organization affiliated with, contracted with or employed by Borrower.

            12.23. Project Contracts. Subject to the rights of the Association, Lender shall have the right to review and approve all present and future Project Contracts which affect the Phase 2 Units or the Mortgaged Property for amounts equal to or greater than $50,000 per year per Project Contract and all modifications, extensions or terminations thereof, all of which shall be acceptable to Lender in its reasonable discretion, which approval shall not be unreasonably withheld or delayed.

            12.24. Consents. Borrower shall obtain all consents, approvals and authorizations for the transactions contemplated under this Agreement, which consents, approvals and authorizations must be in form and content acceptable to Lender in its reasonable discretion.

            12.25. Engineering Survey. At any time upon the request of Lender, to the extent Lender has a reasonable basis to believe a problem exists, Borrower shall obtain, at Borrower's cost, an engineering report or reports, by an engineering firm acceptable to Lender, covering the Mortgaged Property and/or Units confirming that the Units are mechanically and structurally sound. If such report or reports discloses any defects or inadequacies, Borrower shall promptly take all corrective actions, at Borrower's expense.

            12.26. Intentionally Omitted.

            12.27.  Exchange Company.  Lender has received evidence satisfactory to Lender that the Project has been accepted by Resort Condominiums International LLC ("RCI") into its reciprocal exchange program and continues along with Borrower (or Guarantor) to remain affiliated therewith as of the Closing Date. Borrower agrees that the Project shall at all times be affiliated with either RCI or Interval International. Borrower agrees to pay the applicable external exchange company any and all fees which are properly assessed by the exchange company in connection with Borrower's or the Project's affiliation therewith. Borrower shall continue to sell memberships in the applicable exchange company for so long as it is authorized to do so.

            12.28. Intentionally Omitted.

            12.29. One to One Ratio Compliance. Borrower covenants that it will use its best efforts to cause the Club manager to maintain at all times the One to One Ratio in a manner consistent with the Club Documents. Borrower shall use its best efforts to cause Club manager to provide Lender with a report on an annual basis which indicates and documents compliance with the One to One Ratio.

      13. Reporting Requirements. So long as any portion of the Obligations remains unsatisfied or this Agreement has not been terminated, Borrower shall furnish (or cause to be furnished, as the case may be) to Lender the following:

            13.1. Intentionally Omitted.

            13.2. Quarterly Financial Reports. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, if applicable, of Guarantor, a Form 10-Q of Guarantor for such fiscal quarter. Lender will accept electronic notification of the filing of Guarantor's Form 10-Q with the SEC as delivery of Guarantor's financial statements required under this Agreement.

            13.3. Annual Financial Reports of Guarantor. As soon as available and in any event within ninety (90) days after the end of each of calendar year, the financial statements of Guarantor, all in such detail and scope as may be reasonably required and certified by Guarantor to be true, correct and complete, and otherwise acceptable to Lender. Lender will accept electronic notification of the filing of Guarantor's Form 10-K with the SEC as delivery of Guarantor's financial statements required under this Agreement.

            13.4. Officer's Certificate. Each set of annual financial statements and quarterly financial statements delivered to Lender pursuant to Sections 13.2 and 13.3 of this Agreement will be accompanied by a certificate of Borrower in the form of Exhibit "G" attached hereto setting forth that the signer has reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the parties) and have made, or caused to be made, under his/her supervision, a review of the transactions and conditions of Borrower and the Mortgaged Property from the beginning of the period covered by the financial statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes an Incipient Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

            13.5. Audit Reports. Promptly upon receipt thereof, one copy of each other report submitted to Borrower by independent public accountants or other Persons in connection with any annual, interim or special audit made by them of the books of Guarantor or the Mortgaged Property .

            13.6. Inventory Report and Sales Reports. Within twenty (20) days after the end of each month, Borrower shall deliver to Lender an inventory report as of the prior month end, detailing the status (available, restricted, trades, write off, sold (separating deeded sold and pre-sale sold) and model) of all Timeshare Interests in Phase 2 of the Project. Within twenty (20) days after the end of each month, Borrower shall deliver to Lender a sales report as of the prior month end, detailing sales, cancellations and closings for the previous month of Timeshare Interests in Phase 2 of the Project. Such monthly reports shall be certified by Borrower to be true, correct, and complete and otherwise in a form approved by Lender. Borrower shall also provide Club reports if requested by Lender.

            13.7. Association Reports. As soon as available and in any event within one hundred and eighty (180) days after the end of each fiscal year for the Association a balance sheet and income statement for the Association prepared in accordance with GAAP and on a basis consistent with prior accounting periods. The annual financial statements of the Association shall be certified by the President of the Association to be true, correct and complete and otherwise acceptable to Lender.

            13.8. Notice of Default or Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes an Incipient Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action Borrower are taking or propose to take with respect thereto.

            13.9. Notice of Claimed Default. Immediately upon becoming aware that the holder of any material obligation or of any evidence of material indebtedness of Borrower has given notice or taken any other action with respect to a claimed default or event of default thereunder which default or claimed default would in Lender's reasonable judgment have an effect on Borrower's or Guarantor's ability to perform each of their obligations hereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower is taking or proposes to take with respect thereto.

            13.10. Material Adverse Developments. Immediately upon becoming aware of any litigation, claim, action, proceeding, development or other information which is expected to materially and adversely affect Borrower, Guarantor, the Collateral, the Project, or the business, prospects, profits or condition (financial or otherwise) of Borrower, Guarantor or the ability of Borrower or Guarantor to perform its Obligations under the Loan Documents, or of the existence of any dispute between Borrower and any governmental or regulatory body or any other party which dispute is expected to materially delay or interfere with Borrower's normal business operations or the Work, Borrower shall provide Lender with telephonic or telegraphic notice, followed by telecopied and mailed written confirmation, specifying the nature of such litigation, development, information or dispute and such anticipated effect. At the request of Lender, Borrower shall appear in and defend in favor of Lender, at Borrower's sole expense, with regard to any such claim, action or proceeding.

            13.11. Other Information. Borrower will promptly deliver to Lender any other information related to the Work, the Collateral, the Project, Borrower or Guarantor, as Lender may in good faith request.

      14. Negative Covenants. Obligors hereby covenant and agree with Lender as follows:

            14.1. Organization. Obligors will not amend, modify or supplement their Governing Documents in any material respect.

            14.2. Project Contracts. No Project Contract equal to or greater than $50,000 per year shall be modified, extended, terminated or entered into, without the prior written approval of Lender, which approval shall not be unreasonably withheld or delayed.

            14.3. Limitation on Other Debt/Further Encumbrances. Borrower will not obtain financing or grant Liens with respect to the Mortgaged Property, the Project Contracts, the Collateral, any Units or Timeshare Interests, other than loans from and Liens in favor of Lender and other than the Permitted Liens.

            14.4. Intentionally Omitted.

            14.5. Amendment of Declarations, Etc. To the extent within the direct or indirect control of Obligors, Obligors will not without the prior written consent of Lender, which consent shall not be unreasonably withheld, record, file or permit any amendment of the Declarations or the Articles of Incorporation or By-Laws of the Association, or assign any of their rights under the Declarations. Without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed, Borrower, as owner of Units, shall not vote in favor of any amendment of the Declarations or the Articles of Incorporation or By-Laws of the Association. Further, Borrower shall not assign any of its rights under the Declarations to any Person other than Lender.

            14.6. Ownership. Obligors will not permit any change in the ownership interests in Borrower or any change, direct or indirect, in the management or control of Borrower as a result of which Guarantor will cease to own 100% of all outstanding and issued stock of Borrower.

            14.7. Other Liens or Assignments. Obligors will not sell, convey, transfer, pledge, hypothecate, encumber, grant or permit to exist a lien or security interest in any of the Collateral or in any of the Project Contracts, other than liens in favor of Lender, matters set forth in the title policy provided Lender and other than those liens identified on Schedule 14.7 attached hereto (collectively the "Permitted Liens"). Notwithstanding the foregoing, Obligors may sell Timeshare Interests to Purchasers in the ordinary course of Obligors' business, provided that Obligors pay to Lender the required Release Payments related to such sales.

            14.8. Merger, Etc. Obligors will not change their respective names, enter into any merger, consolidation or reorganization or reclassify their ownership interests without the prior written consent of Lender, except Borrower may merge or consolidate into an Affiliate of Borrower or Guarantor or Guarantor may merge or consolidate or be acquired by Levitt Corporation or an Affiliate thereof. If Guarantor merges or consolidates into Levitt Corporation or any Affiliate thereof, Borrower or Guarantor shall (subject to compliance with applicable Legal Requirements) provide Lender with at least fifteen (15) Business Days written notice prior to the public announcement of such merger or consolidation.

            14.9. Use of Lender's Name. Without the prior written consent of Lender, Borrower will not, and will not permit any Affiliate of any Borrower to use the name of Lender or the name of any affiliate of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters and as required in dealings with governmental agencies. Guarantor shall be permitted to use Lender's name in its investor relations presentations.

            14.10. Transactions with Affiliates. Without the prior written consent of Lender, Borrower will not enter into any transaction with any Affiliate of Borrower in connection with the Mortgaged Property (except for the Management Agreement), including, without limitation, relating to the purchase, sale or exchange any assets or properties or the rendering of any service.

            14.11. Name or Address Change. Borrower will not change its name and will not change its chief executive office or the location at which they do business without at least fifteen (15) days prior written notice to Lender and delivery to Lender of such UCC amendments or other financing statement and access agreement as Lender may require to maintain Lender's Lien against any of the Collateral and Lender's ability to obtain access to such Collateral and Borrower's books and records.

            14.12. Intentionally Omitted.

            14.13. Distributions. Obligors will not declare or pay any dividends or distributions if any Event of Default then exists or if such dividend or distribution would result in an Incipient Default or an Event of Default, except Borrower may make dividends or distributions to Guarantor and Guarantor may make dividends and distributions to its shareholders at any time.

            14.14. Intentionally Omitted.

            14.15. Intentionally Omitted.

            14.16. Restrictions on Transfers. Without the prior written consent of Lender, Obligors shall not, whether voluntarily or involuntarily, by operation of law or otherwise: (a) transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of the Mortgaged Property or the Collateral, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase, and so-called "installment sales contracts," "land contracts" or "contracts for deed" (except that Borrower shall have the right to sell Timeshare Interests to Purchasers in arms-length transactions); (b) lease or license the Mortgaged Property or any portion of the Mortgaged Property, or change the legal or actual possession or use thereof; or (c) cause or permit the assignment, pledge or other encumbrance of any of the Project Contracts or all or any portion of Borrower's right, title or interest in the Declarations.

            14.17. Restrictive Covenants. Without the prior written consent of Lender, Borrower will not consent to, or otherwise acquiesce in, any change in any private restrictive covenant, planning or zoning law or other public or private restriction, which would limit or alter the use of the Mortgaged Property, except Borrower may record documents in connection with development of the Project provided same are consented to by Lender.

            14.18. Intentionally Omitted.

            14.19. Intentionally Omitted.

            14.20. Intentionally Omitted.

            14.21. Amenities. Borrower will not make any promises of or representations regarding any Amenities and their availability for use by Purchasers, unless such Amenities are fully completed and the right of the Purchasers to use such Amenities is set forth in a legally binding agreement approved by Lender in writing or such potential use is accurately disclosed.

            14.22. Changes in Accounting. Borrower and Guarantor shall not change their method of accounting unless such change is permitted by GAAP and provides such change does not have the effect of curing or preventing what would otherwise be an Event of Default if such change had not taken place unless such change is required by GAAP.


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

            14.23. Club Reservation System. Should the Reservation System become otherwise unavailable to the Club as a result of termination of the Club management contract by and between the Vacation Club Managing Entity, Vacation Trust, Inc., a Florida corporation, as Trustee pursuant to the terms of the Trust Agreement (as defined in the POS) (the "Club Trustee") and Bluegreen Vacation Club, Inc. ("Management Contract") or as a result of termination of the existence of the Vacation Club Managing Entity, then Borrower or Guarantor shall use their best efforts to cause the appropriate persons or entities to comply in all material respects with the F.S. Ch 721 - the Florida Vacation Plan and Timesharing Act (specifically Florida Statutes Chapter 721.56 (5), as may be applicable, together with the then-current Bluegreen Vacation Club Multi-Site Public Offering Statement approved by the Division ("POS"), which presently provides that in the event of termination of the Vacation Club Managing Entity, a trust arrangement meeting the criteria of 721.56(5)(b) shall be established to provide for an adequate period of continued operation of the Reservation System for the Club until a substitute reservation system can be acquired.

      15. Affiliate Indebtedness. Borrower agrees that all Affiliate Indebtedness at any time owing by Borrower shall be unsecured and shall be absolutely subordinated to the Obligations except payments of Affiliate indebtedness may be made so long as no Event of Default exists and is continuing. Except as set forth above, Borrower will not, directly or indirectly: (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, to any Affiliate which are subordinated by the terms thereof or by separate instrument to the payment of the Obligations, except in accordance with the terms of such subordination; (b) permit the amendment, rescission or other modification of any such subordination provisions of any of Borrower's subordinated obligations in such a manner as to affect adversely Lender's Lien in and to the Collateral or Lender's senior priority position and entitlement as to payment and rights with respect to the Obligations; or (c) permit the prepayment or redemption, of all or any part of Borrower's obligations to any Affiliate, or of any subordinated obligations of Borrower, except in accordance with the terms of such subordination provisions.

      16. Financial Covenants.

            16.1. Minimum Tangible Net Worth. Guarantor shall maintain Tangible Net Worth determined on a consolidated basis of not less than (a) $225,000,000 plus 50% of Guarantor's consolidated Net Income for the fiscal year ending December 31, 2007, as of the date of this Agreement and at all times thereafter, which shall be measured and confirmed quarterly and annually to Lender's satisfaction, until the Loan is paid in full and Lender shall have no further obligation to fund any Advances hereunder. The terms "Tangible Net Worth" and "Net Income" shall have the meanings given to them under GAAP.

            16.2. Minimum Debt to Tangible Net Worth Ratio. Guarantor shall not permit the ratio of its total debt (excluding liabilities subordinated to the Loan and non-recourse receivable backed debt), as determined in accordance with GAAP, to its Tangible Net Worth as determined in accordance with GAAP, to exceed
2.5 to 1.0, which shall be measured and confirmed annually to Lender's satisfaction until the Loan is paid in full and Lender shall have no further obligations to fund any Advance hereunder.

      17. Conditions of and Documents to be Delivered at the Closing. The following are conditions of Closing. To the extent that the conditions involve the delivery to Lender of any documents or other due diligence items, such documents and items must be in form and content acceptable to Lender in its discretion.

            17.1. Loan Documents. Lender shall receive all of the Loan Documents duly executed by all parties thereto.

            17.2. Opinions of Counsel. Lender shall receive an opinion of local Wisconsin and corporate counsel for Obligors and the Association.

            17.3. Project Documents. Lender shall receive a copy of each of the following and all amendments thereto, certified as to accuracy and completeness by the Borrower:

                  (a) Declarations;

                  (b) Condominium and/or Timeshare Plan;

                  (c) The Public Report;

                  (d) Projected cash flows for the Mortgaged Property;

                  (e) Association Articles of Incorporation and By-laws;

                  (f) Management Agreement;

                  (g) Rules and Regulations;

                  (h) Owner's purchase contract and warranty deed; and

                  (i) Such other Project related documents as Lender may require.

      17.4. Association Documents. Lender shall receive a copy of the Governing Documents of the Association and all amendments thereto.

      17.5. Obligors' Documents. Lender shall receive a copy of the Governing Documents of each Obligor and all amendments thereto, certified as to


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

accuracy and completeness by either an officer of such Obligor or by the public official in whose office the same are recorded or filed.

            17.6. Good Standing Certificates. Lender shall receive current good standing certificates issued by the secretaries of the states of their respective formation and all other states in which they do business, confirming the current good standing and qualification of each Obligor in such states.

            17.7. Insurance. Lender shall receive certificates of insurance or policies of insurance evidencing that all insurance (including flood insurance, if required) required by the Timeshare Declaration, the Lender's Mortgage, this Agreement or the Agreement to Provide Insurance is in force and will not attempt to cancel without at least thirty (30) days written notice by the insurance carrier to Lender.

            17.8. Flood Insurance. If any portion of any of the Project is within an area designated by the Director of the Federal Emergency Management Agency, pursuant to the Flood Disaster Protection Act of 1973, as amended, as one having special flood hazards, Obligors shall deliver to Lender evidence that the buildings and other improvements within such areas are covered by flood insurance to the maximum limit of coverage available under the Flood Disaster Protection Act of 1973, as amended. If no portion of the Project is within such a special flood hazard area, Obligors shall provide Lender with confirmation of such fact from a surveyor, the municipality in which the Project is located or Obligors' counsel.

            17.9. Authorizing Resolutions. Lender shall receive a copy of the resolutions of each Obligor authorizing the transactions contemplated hereunder and the execution of the Loan Documents and all collateral documents on behalf of each Obligor.

            17.10. UCC-1 Financing Statements. Lender shall receive confirmation that UCC-1 financing statements naming Lender as secured party and Borrower as debtor describing all Collateral now or hereafter assigned by Borrower to Lender pursuant hereto have been filed with the Secured Transactions Registry of Florida and the Public Records for St. Johns County, Florida.

            17.11. UCC-1 Search Report. Lender shall receive a current search report from a UCC search company approved by Lender setting forth all UCC-1 filings, tax liens and judgment liens made against each Obligor. Such search report must indicate that at the time of the filing of the financing statements (Form UCC-1) in favor of Lender there were on file no financing statements or liens evidencing a security interest in any Collateral.

            17.12. Releases. Lender shall receive releases and satisfactions from all persons or entities holding liens, claims or encumbrances against the Mortgaged Property or any of the Collateral.

            17.13. Closing Certificates. Lender shall receive the executed closing certificate of each Obligor certifying to Lender that all representations and warranties of Obligors in this Agreement are accurate and complete and that Obligors or have complied with all covenants and conditions of closing set forth in this Agreement.

            17.14. Compliance. Lender shall receive evidence satisfactory to Lender that Borrower, Guarantor and the Project are in compliance in all material respects with all Legal Requirements.

            17.15.  Borrower's  Certificate  of Indemnity.  Lender shall receive
Borrower's Certificate of Indemnity, if necessary, in form and content sufficient to permit the Title Company to delete any exception for parties in possession, matters of survey, mechanics' or materialmen's liens, the gap period, and taxes and assessments which are due and payable.

            17.16. Mortgagee Title Insurance Commitment and Policy. Lender shall receive a commitment to issue a Title Policy underwritten by the Title Company, in an amount at least equal to $12,500,000 and insuring that the Lender's Mortgage creates a first lien in and to the Mortgaged Property without exception for any persons claiming a right to use or occupy the Mortgaged Property except as agreed to by Lender, filed and unfiled mechanics' liens and claims, taxes (whether liened or not) or for matters which an accurate survey would disclose and subject only to such exceptions and conditions to title as Lender shall approve in writing. Borrower shall also cause to be delivered to Lender a pro forma lender's policy of title insurance. The Title Policy shall be consistent with the title commitment and pro forma lender's policy. Such Title Policy shall contain such affirmative coverage as Lender deems necessary, including but not limited to, an affirmative statement or endorsement that the Title Policy insures Lender against all mechanics' and materialmen's liens arising from or out of construction of the Work and shall contain endorsements in form and content reasonably acceptable to Lender: (a) insuring against matters which would be disclosed on an accurate survey; (b) insuring that no building restriction or similar exception to title disclosed on the Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title; (c) insuring compliance of the Project with all zoning requirements; (d) insuring over any environmental superlien or similar lien; (e) a contiguity endorsement (if applicable); (f) available interest rate endorsement; and (g) any other endorsements reasonably requested by Lender. The Title Policy shall provide that Lender shall receive an endorsement to the Title Policy on the date of each Advance: (i) indicating that since the date of the last preceding Advance there has been no change in the state of title and no mechanics' or materialmen's lien, claim or lien or similar notice has been filed against the Project; (ii) updating the Title Policy to the date of such Advance; and (iii) increasing the coverage of the Title Policy by an amount equal to such Advance, if the Title Policy does not by its own terms provide for such an increase. The


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

condition of title must be satisfactory to Lender in all respects. The final Title Policy must be delivered to Lender at or promptly after the Closing Date but in no event later than thirty (30) days following the Closing Date consistent in all respects with the title commitment and pro forma lender's policy.

            17.17. Taxes and Assessments. Lender shall receive evidence that all taxes and assessments related to the Project have been paid, or will be paid out of closing proceeds, which taxes and assessments include, without limitation, real property taxes, and any assessments related to the Mortgaged Property. Borrower shall have provided evidence satisfactory to Lender that the Units have been segregated from all other property on the applicable municipal tax rolls.

            17.18. Preclosing Inspections. Lender shall have conducted and approved due diligence investigations satisfactory to Lender of the Obligors and the Mortgaged Property.

            17.19. Expenses. Obligors shall have paid all fees and expenses required to be paid to Lender prior to or at Closing pursuant to this Agreement.

            17.20. Intentionally Omitted.

            17.21. Intentionally Omitted.

            17.22. Permits and Approvals. Lender shall have received copies of all existing building and renovation permits, all other applicable governmental permits, approvals, consents and licenses for the Mortgaged Property and satisfactory evidence that the Mortgaged Property and the intended uses of the Mortgaged Property are and will be in compliance with all Legal Requirements. Such evidence may include letters, licenses, permits, certificates and other correspondence from the appropriate governmental authorities, opinions of Borrower's attorney or other attorneys, as Lender may determine or other confirmation acceptable to Lender. All such approvals shall continue to be legally valid and shall remain in full force and effect after issuance and until the Loan is repaid in full.

            17.23. Project Contracts. Lender shall have received executed copies of all Project Contracts.

            17.24. Compliance with Planning and Zoning Stipulations. Obligors shall have furnished Lender with evidence of compliance of the Project with applicable zoning and other governmental requirements as Lender may require.

            17.25. Project Broker. Lender shall have received evidence that Borrower has retained a broker of record for the Project as may be required by applicable law.

            17.26. Escrow Agreements. Lender shall have received such executed Escrow Agreements as Lender may reasonably require.

            17.27. Credit References. Lender shall have received satisfactory credit references on the Obligors and the officers of the Obligors from such creditors as may be required by Lender.

            17.28. Construction Equity. Lender shall have received evidence that Borrower is funding from its own funds (and not with proceeds of the Loan) at least 15% of the verifiable costs to complete the Work for Phase 2 of the Project.

            17.29. Post-Closing Requirements. If Lender agrees in its sole discretion to complete closing under this Agreement even though certain conditions or requirements have not been satisfied, Obligors agree to satisfy such conditions and requirements within the time periods set forth in any post-closing letter agreement, but is not otherwise specified in any event no later than 90 days after the date of this Agreement.

            17.30. Other. Lender shall have received such other documents, opinions and items as Lender may reasonably request.

      By completing the closing hereunder, or by making advances hereunder, Lender does not thereby waive a breach of any warranty or representation made by Borrower or Guarantor hereunder or any agreement, document, or instrument delivered to Lender or otherwise referred to herein, and any claims and rights of Lender resulting from any breach or misrepresentation by Borrower or Guarantor is specifically reserved by Lender.

      18. Conditions to Lender's Obligation to Make Construction Advances. In addition to, but not in limitation of, any other conditions set forth in this Agreement, Lender's obligation to make any Construction Advance shall be subject to fulfillment of the following conditions to Lender's satisfaction. To the extent that the conditions involve the delivery to Lender of any documents or other due diligence items, such documents and items must be in form and content reasonably acceptable to Lender in its discretion.

            18.1. Documents. Lender shall have received the documents and items required under Section 17, as applicable.

            18.2. Representations and Warranties. The representations and warranties of Obligors contained in this Agreement or otherwise made by or on behalf of Obligors to Lender in connection with the transactions contemplated hereby shall have been true and complete when made and as of the time of each Construction Advance.

            18.3. Covenants. Obligors shall have fully performed and complied with all agreements and conditions contained in the Loan Documents.

            18.4. No Default. No Incipient Default or Event of Default shall have occurred.

            18.5. Request for Construction Advance. Except as otherwise provided in this Agreement, Lender shall have received a Request for Construction Advance duly executed on behalf of Borrower with such supporting documentation as Lender may require. Each Request for Construction Advance shall:

                  (a) specify the principal amount of the Construction Advance requested and the specific category and amount of costs of the Work to be paid with the proceeds thereof;

                  (b) be submitted with a completed standard AIA requisition form or equivalent that describes the total cost budget in detail, by line item categories on the construction budget, with each line item including detail of the total amount completed and stored to date, the total amount of prior Construction Advances, the amount of the current requested Construction Advance and the balance to complete the remainder of the Work on Phase 2 of the Project;

                  (c) be signed by an officer of Borrower;

                  (d) contain a certification by Borrower and/or the Inspector, to the effect that the progress of construction is in accordance with the applicable Specifications and is such that the applicable Work will be completed by the Phase 2 Completion Date; and

                  (e) be accompanied by an internal cost report (including check numbers for bills paid) and if requested by Lender then such further back-up (including copies of bills and paid invoices), as reasonably requested or other documentation satisfactory to Lender that provide evidence for the costs requested to be advanced and evidence, as necessary, that Construction Advances made pursuant to prior Requests for Construction Advance for costs that were billed and not yet paid have been expended as requisitioned.

                  (f) state that the representations, warranties and covenants of Borrower contained in this Agreement and any closing or funding related certifications are true and correct as of the date of the request and, after giving effect to the making of such requested Advance, will be true and correct as of the date on which the requested Advance is to be made;

                  (g) state that no Default or Event of Default exists as of the date of the request and, after giving effect to the making of such requested Advance,


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

no Default or Event of Default would exist as of the date on which the requested Advance is to be paid;

            18.6. Soft Costs. Lender shall have received written documentation which satisfactorily accounts to Lender for the expenditure of funds allocated to the payment of any "soft" costs set forth on the Phase 2 Cost Certificate.

            18.7. Other Agreements. Each agreement required to have been executed and delivered in connection with any prior Advance shall be consistent with the terms of this Agreement and shall be in full force and effect.

            18.8. Construction Documents. Lender shall have received copies of the fully executed Construction Contract, in form and content satisfactory to Lender in its sole discretion. Lender shall have received the consents and agreement of the Contractor, as required under Section 11.3.

            18.9. Contractor's Insurance. Lender shall have received evidence of the insurance carried by the Contractor, in coverage and amount satisfactory to Lender, in Lender's reasonable discretion.

            18.10. Intentionally Omitted.

            18.11. Intentionally Omitted.

            18.12. Certificates of Substantial Completion. Lender shall have received Certificates of Substantial Completion from the Contractor, Inspector and Borrower for all Work performed to date.

            18.13. Compliance. Lender shall have received a certificate from the Borrower stating that the Work has been in accordance with the Specifications and that such Work, the Mortgaged Property, the Collateral and Obligors have at all times been in compliance with all Legal Requirements.

            18.14. Lien Waivers, etc. Title Company and Lender, as appropriate, shall have received any and all affidavits, indemnity agreements, lien waivers, certificates and other documents that may be required by the Title Company as a condition to insuring all Construction Advances under the Title Policy. Such other documents shall include, but not be limited to, paid invoices and lien waivers from the Contractor relating to the Work.

            18.15. Title Policy Endorsements. Lender shall have received an endorsement to the Title Policy dating down the Title Policy to the date of each Advance under the Loan; indicating that since the original date of the Title Policy there has been no change in the state of title and no title exceptions not approved by Lender and such other endorsements to the Title Policy required by Lender; insuring the lien of the Lender's Mortgage free and clear of any and all mechanics' liens related to the Work; and, if necessary, increasing the insurance coverage to cover all Construction Advances related to the Work.

            18.16. Fees and Expenses. Obligors shall have paid all fees and expenses then due and payable and required to be paid by pursuant to this Agreement in connection with such requested Construction Advance or any conditions related thereto.

            18.17. Permits and Approvals. Lender shall have received copies of all building and renovation permits and all other licenses, permits, certificates and approvals required in connection with the Work to be financed with the requested Construction Advance.

            18.18. Lender's Mortgage. Lender shall have no obligation to make any Construction Advance unless: (i) the Lender's Mortgage shall constitute a first lien on the Mortgaged Property, subject only to the Permitted Liens; (ii) there shall exist no other lien of any sort, whether prior or inferior, than the lien of the Lender's Mortgage; and (iii) Lender shall have received a date-down of the Title Policy effective as of the date of the requested Construction Advance insuring the foregoing.

            18.19. Completion of Work. Lender shall also be under no obligation to make any Construction Advance: (a) if Lender reasonably determines that construction of the Work cannot be completed by the Phase 2 Completion Date; (b) if Lender is not reasonably satisfied that the proceeds of the Loan remaining undisbursed plus the future required equity of Borrower will be sufficient to complete all of the Work according to the applicable Specifications and to pay for all labor, materials and costs and all other costs and disbursements required to complete the Work, including interest and other non-construction costs; (c) if the Project shall have been materially damaged by fire or other casualty; or (d) if the Work is not substantially completed by the Phase 2 Completion Date.

            18.20. Additional Equity. Lender shall also be under no obligation to make any Construction Advance unless Borrower shall have furnished Lender with evidence in form and substance reasonably acceptable to Lender which establishes that Borrower has paid or is paying a minimum of 15% of the verifiable costs of the Work related to such Construction Advance.

            18.21. Advances Do Not Constitute a Waiver. No Construction Advance shall constitute a waiver of any condition of Lender's obligation to make further Construction Advances.

            18.22. No Obligation to Fund After Filed Liens. Lender shall have no obligation to advance any monies at any time (a) that there is a claim of lien filed of record against the Mortgaged Property which has not been paid, transferred to other security or otherwise satisfactorily discharged, or (b) that any condition


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

precedent to such Advance has not been met, or (c) Borrower shall have failed to comply with any material provision of this Agreement, or (d) an Event of Default or Incipient Default has occurred and is continuing, or (e) there should otherwise be a material dispute, involving the Contractor and a Subcontractor with each other or with Borrower, which Lender believes in its reasonable judgment must be resolved prior to funding additional Advances. Lender's commitment to make Construction Advances hereunder shall at no time be subject to or liable to attachment or levy by any creditor of Borrower or by the Contractor, or any agent, contractor, subcontractor or supplier of Borrower. No such Persons are intended to be third party beneficiaries of this Agreement or any documents or instrument related to the Loan or to have any claim or claims in or to any undisbursed or retained Loan proceeds.

            18.23. Stored Goods. Lender shall have the right to approve or disapprove Advances for stored or ordered goods.

            18.24. Other. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection with such requested Construction Advance.

      19. Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

            19.1. Payments. Borrower shall fail to make when due, any payment or mandatory prepayment of principal or interest, any Loan Costs, Release Payments, advance fees, other fees or any other payment obligations within five (5) Business Days of the date the payment is due.

            19.2. Covenant Defaults. Borrower shall fail to perform or observe any of Obligations, covenants, agreements or warranties contained in this Agreement or in any of the Loan Documents, and such failure shall continue unremedied for a period of twenty (20) days after the notice from Lender to Borrower of the existence of such failure, provided that in the event that Borrower is entitled to cure such failure within such twenty (20) day period, but due to the nature of such failure, the cure cannot be completed within the twenty (20) day period notwithstanding Borrower's diligent efforts to do so, then Borrower shall have an additional twenty (20) days to complete such cure (for a total of forty (40) days), provided that Borrower is diligently seeking to cure such default within the additional twenty (20) day period.

            19.3. Warranties or Representations. Any representation, warranties or other statement made by or on behalf of Borrower or Guarantor in this Agreement, in any of the Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents, is false, misleading or incorrect in any material respect as of the date made or reaffirmed.


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

            19.4. Enforceability of Liens. Any Lien or security interest granted by Borrower to Lender in connection with the Obligations is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first priority Lien or security interest in favor of Lender encumbering the asset to which it is intended to encumber, and Borrower fails to cause such Lien or security interest to become a valid, enforceable, first and prior lien or security interest in a manner satisfactory to Lender within ten (10) days after Lender delivers written notice thereof to Borrower.

            19.5. Involuntary Proceedings. A case is commenced or a petition is filed against Borrower or Guarantor under any Debtor Relief Law, a receiver, liquidator or trustee of Borrower or Guarantor or of any material asset of Borrower or Guarantor is appointed by court order and such order remains in effect for more than thirty (30) days; or if any material asset of Borrower or Guarantor is sequestered by court order and such order remains in effect for more than thirty (30) days.

            19.6. Proceedings. Borrower or Guarantor voluntarily seeks, consents to or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect, consents to the filing of any petition against it under such law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due, or consents or suffers to the appointment of a receiver, trustee, liquidator or conservator for it, him or her or any part of its, his or her assets.

            19.7. Attachment; Judgment; Tax Liens. The issuance, filing, levy or seizure against the Collateral, the Project, the Project Contracts, Borrower, Guarantor or any assets of Borrower or Guarantor, of one or more attachments, injunctions, executions, tax Liens or judgments for the payment of money cumulatively in excess of $100,000 in the aggregate, or the filing of any mechanics' or materialmen's Lien or claim of Lien which is not discharged in full or stayed within thirty (30) days after issuance or filing.

            19.8. Intentionally Omitted.

            19.9. Removal of Collateral. Borrower conceals, removes, transfers, conveys, assigns or permits to be concealed, removed, transferred, conveyed or assigned, any of the Collateral or any of its assets in violation of the terms of the Loan Documents or with the intent to hinder, delay or defraud its creditors or any of them including, without limitation, Lender.

            19.10. Intentionally Omitted.

            19.11.  Default  of  Guarantor.   Any  default  under  any  Guaranty
Agreement or the revocation or attempted revocation or repudiation thereof, in whole or part, by Guarantor.


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

            19.12.   Merger   or   Dissolution.    Any   merger,    dissolution,
consolidation, reorganization, liquidation or restructure of Borrower, in violation of the terms of this Agreement.

            19.13. Default by Borrower or Guarantor Under Other Agreements. Any default by Borrower, Guarantor in the payment or performance of any indebtedness to Lender or to any affiliate of Lender (after expiration of any applicable grace, notice or cure period).

            19.14. Loss of License. The loss, revocation or failure to renew or file for renewal of any registration, approval, license, permit or franchise now held or hereafter acquired by Borrower with respect to the Work, the Mortgaged Property or sale and financing of Timeshare Interests, or the failure to pay any fee, which is necessary for the continued operation of the Mortgaged Property, sale and financing of Timeshare Interests or Borrower's business in the same manner as it is being conducted at the time of such loss, revocation, failure to renew or failure to pay and such loss, revocation or failure to renew or file for renewal shall continue for thirty (30) days.

            19.15. Suspension of Sales. The issuance of any stay order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction limiting or otherwise materially adversely affecting the Work, any sales activities related to Timeshare Interests, other business operations in respect of the Mortgaged Property, or the enforcement of Lender's remedies and such order or other court sanction shall continue for thirty (30) days.

            19.16. Violation of Negative Covenants. Borrower violates any negative covenant set forth in Section 14 not cured within the cure period set forth in Section 19.2.

            19.17. Deficiency. In Lender's good faith opinion, the cost of completing the applicable Work in accordance with the Specifications exceeds the total amount set forth in the Phase 2 Cost Certificate, and Borrower has failed to make arrangements satisfactory to Lender within ten (10) days after notice from Lender for the payment of such additional costs.

            19.18. Abandonment or Cessation of Construction. Prior to completion, the Work which is commenced shall be abandoned or shall cease for any reason (unless an event of Force Majeure as defined in Section 11.21 has occurred) and not be resumed within thirty (30) days thereafter.

            19.19. Lien Against Collateral. Borrower grants any Lien upon any of the Collateral or Borrower grants any Lien against any part of the Mortgaged Property unless otherwise approved by Lender in writing.


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

            19.20. Unauthorized Work. Borrower shall, without Lender's prior written consent, undertake or contract for Work outside of or beyond the scope of the Specifications other than pursuant to change orders permitted pursuant to
Section 11.3 of this Agreement.

            19.21. Breach. Any violation or breach shall occur in any agreement, covenant or restriction affecting title to the Project not cured within the cure period set forth in Section 19.2.

            19.22. Criminal Proceedings. The indictment of Borrower or Guarantor under any criminal statute, or the commencement of criminal or civil proceedings against Borrower or Guarantor pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any Collateral, or Borrower or Guarantor engages or participates in any "check kiting" activity regardless of whether a criminal investigation has been commenced.

            19.23. Intentionally Omitted.

            19.24. Intentionally Omitted.

            19.25. Intentionally Omitted.

            19.26. Intentionally Omitted.

            19.27. Intentionally Omitted.

            19.28. Fraud. If Borrower or Guarantor takes or is in the process of taking any action which Lender shall deem to be intended to (i) defraud any of their creditors, including, without limitation, Lender, (ii) convert all or any portion of the Collateral, or (iii) intentionally violate or circumvent Legal Requirements material to their respective businesses.

            19.29. Intentionally Omitted.

            19.30. Insolvency. Borrower or Guarantor becomes insolvent or otherwise generally unable to pay its respective debts as and when they become due or payable.

            19.31. Encroachments and Permits. If all or any portion of any of the construction of improvements for Phase 2 encroach (without consent) in any material respects not indicated on the Survey, upon any street or road, setback, or easement or upon any adjoining property, or violate in any material respects any ordinance, regulation, rule, or direction of any federal or state agency, or of any governmental or quasi-governmental authority, or any zoning setback line.


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

            19.32. Material Adverse Change. A material adverse change in the value of the Collateral or the Mortgaged Property or in the financial condition of Borrower or Guarantor has occurred as determined by Lender in its reasonable discretion.

            19.33. Cessation of Business. Any cessation of a material part of the operation of the Mortgaged Property and if such business shall not be resumed within ten (10) days after such cessation, unless the cessation is due to a Force Majeure event.

      20. Termination of Obligation to Advance/Remedies.

            20.1. Termination of Obligation to Advance Should an Event of Default occur and be continuing, Lender may, with or without proceeding with any sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and Borrower, including, without limitation, any commitment of Lender to lend under this Agreement in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate, without notice and without further liability or obligation by Lender.

            20.2. Remedies. At the option of the Lender, upon the occurrence of an Event of Default or at any time while an Event of Default is continuing,
Lender:

                  (a) Acceleration. Without demand or notice of any nature whatsoever, declare the Obligations, or any part thereof, immediately due and payable, whereupon the same shall be due and payable.

                  (b) Judgment. Reduce Lender's claim to judgment, foreclose or otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial or other procedure under law. Lender's right to sue and recover a judgment either before, after or during the pendency of any proceeding for the enforcement of any Lien in favor of Lender, including without limitation the Lender's Mortgage and the right of Lender to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the terms of any Lien in favor of Lender, including without limitation the Lender's Mortgage, or the foreclosure of the Lien thereof.

                  (c) Termination of Obligation to Grant Partial Release. Lender may in its sole discretion stop granting any partial releases from the Lien of Lender's Mortgage.

                  (d) Foreclosure. Whether or not Lender takes possession of the Collateral, Lender may proceed to foreclose the Lender's Mortgage and to sell the property encumbered by the Lender's Mortgage in its entirety or in separate


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

parcels, under the judgment or decree of a court or courts of competent jurisdiction and to pursue any other remedy available to it, all as Lender shall deem appropriate. Upon commencement of suit or foreclosure of the Lender's Mortgage, obligations, if not previously accelerated and declared due, shall be immediately due and payable. Upon any foreclosure sale pursuant to judicial proceedings, Lender may bid for and purchase all or any portion of the property encumbered by the Lender's Mortgage and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property.

      In case of a foreclosure sale under the Lender's Mortgage and of the application of the proceeds of sale to the payment of the Obligations, Lender shall be entitled to enforce payment of and to receive all Obligations then remaining due and unpaid, and Lender shall be entitled to recover judgment for any portion of the Obligations remaining unpaid, with interest.

      Borrower agrees, to the full extent that it may lawfully so agrees, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any such judgment upon any of the Collateral or upon any other property shall in any manner or to any extent affect the lien of the Mortgage or any part thereof or any lien, rights, powers or remedies of Lender hereunder, and such lien, rights, powers and remedies shall continue unimpaired.

                  (e)  Lender's  Right  to Take  Possession  Operate  and  Apply
Income.

                       (i) Upon Lender's demand, Borrower shall forthwith surrender to Lender the actual possession of the Mortgaged Property and, to the extent permitted by law, Lender may enter and take possession of all the Mortgaged Property and may exclude Borrower and its agents and employees wholly therefrom and may have joint access with Borrower to Borrower's books, papers and accounts related to the Project. If Borrower fails to surrender or deliver all or any portion of the Mortgaged Property to Lender upon demand, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring Borrower to deliver immediate possession of all or part of the Mortgaged Property to Lender, and Borrower hereby specifically consents to the entry of such a judgment or decree.

                       (ii) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Mortgaged Property and conduct Borrower's business thereon and, from time to time do any of the following things as Lender may from time to time deem necessary, appropriate or desirable:

                            (A)   make  all   maintenance,   repairs,  renewals,
replacements,  additions and improvements  necessary and proper to the Mortgaged


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

Property and purchase or otherwise acquire additional fixtures, personalty and other property;

                            (B)  insure,   manage  and  operate  the   Mortgaged
Property and exercise all of the rights and powers of Borrower (in Lender's name or otherwise) with respect to the insurance, management and operation of the Mortgaged Property;

                            (C) enter into any and all  agreements  with respect
to the exercise by others of any of the powers herein granted to Lender;

                            (D)  perform  or cause to be  performed  any and all
work and labor necessary to complete the Work which has been commenced in accordance with the Specifications; and

                            (E) disburse  that portion of the Loan  proceeds not
previously disbursed (including any retainage) to the extent necessary to complete the Work which has been commenced in accordance with the Specifications, and if such completion requires a larger sum than the remaining undisbursed portion of the Loan, disburse such additional funds, all of which funds so disbursed by Lender shall be deemed to have been disbursed to Borrower and shall be secured by the Collateral. For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete the Work in Borrower's name and hereby empowers Lender as said attorney-in-fact to take all actions necessary in connection therewith, including but not limited to the following: (i) to use any funds of Borrower, including any balance which may be held in escrow and any funds which may remain unadvanced hereunder, for the purpose of completing the Work in the manner called for by the Specifications; (ii) to make such additions and changes and corrections in the Specifications which shall be necessary or desirable to complete the Work in substantially the manner contemplated by the applicable Specifications; (iii) to employ such contractors, subcontractors, agents, architects, engineers and inspectors as shall be required for said purposes; (iv) to pay, settle or compromise all existing or future bills and claims which are or may be liens against the Mortgaged Property or which may be necessary or desirable for the completion of the Work or the clearance of title to the Mortgaged Property; (v) to execute all applications and certificates in Borrower's name which may be required by any construction contract; and (vi) to do any and every act with respect to the Mortgaged Property which Borrower may do in its own behalf. Such power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked by death or otherwise. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the Mortgaged Property and to take such action and require such performance as it deems necessary. In accordance therewith, Borrower hereby assigns and quitclaims to Lender all sums to be advanced hereunder, including retainage and any sums in


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

escrow, conditioned upon the use of said sums, if any, for the completion of the Work.

                       (iii) Lender may collect and receive all the income, revenues, rents, issues and profits of the Project, including those past due as well as those accruing thereafter. Lender shall apply such sums received by Lender, first to the payment of accrued interest and then to the payment of principal and all other sums or indebtedness that may be due hereunder, after deducting therefrom:

                            (A) All  expenses of taking,  holding,  managing and
operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes);

                            (B)  The  cost  of all  such  maintenance,  repairs,
renewals, replacements, additions, betterments, improvements, purchases and acquisitions;

                            (C) The cost of insurance;

                            (D) Such taxes,  assessments  and other charges,  as
Lender may determine to pay;

                            (E) Other  proper  charges  upon the  Project or any
part thereof; and

                            (F)  The  reasonable   compensation,   expenses  and
disbursements of the attorneys and agents of Lender, including attorneys' fees and costs for any appeal.

                       (iv) If an Event of Default giving rise to pursuit of the foregoing remedy shall have been cured, Lender may, at its option, surrender possession of the Mortgaged Property to Borrower, its successors or assigns; provided however, that Lender's right to take possession and to pursue any other remedies hereunder or under any of the Loan Documents shall exist if any subsequent Event of Default shall occur.

                  (f) Sale of Collateral. After notification, if any, provided for in Section 20.3, sell or otherwise dispose of, at the office of Lender, or elsewhere, as chosen by Lender, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations, have been paid in full and fully performed), and at any such sale it shall not be necessary to exhibit the Collateral. Borrower hereby acknowledges and agrees that a private sale or sales of the Collateral, after notification as provided for in Section 20.3, shall


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

constitute a commercially reasonable disposition of the Collateral sold at any such sale or sales, and otherwise, commercially reasonable action on the part of Lender.

                  (g) Retention of Collateral/Purchase of Collateral. At its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the outstanding Obligations, in satisfaction of the Obligations, whenever the circumstances are such that Lender is entitled and elects to do so under applicable law. Lender may also buy the Collateral at any public or private sale.

                  (h) Receiver. As a matter of strict right and without regard to the value or occupancy of the Mortgaged Property, apply by appropriate procedures for the appointment of a receiver who will enter upon and take possession of the Mortgaged Property, collect the rents and profits therefrom and apply the same as the court may direct. The receiver shall have all the rights and powers permitted under the laws of the State. All costs and expenses (including receiver's fees, reasonable attorneys fees and costs, including reasonable attorneys' fees and costs incurred as a result of any appeal, and agents compensation) incurred in connection with the appointment of a receiver shall be secured by the Collateral. The right to enter and take possession of the Mortgaged Property, to manage and operate the same and to collect the rents, issues and profits thereof (whether by a receiver or otherwise) shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised by Lender concurrently therewith or independently thereof Lender shall be liable to account only for such rents, issues and profit actually received by Lender. Notwithstanding the appointment of any receiver, trustee or other custodian, Lender shall be entitled, as pledgee, to the possession or control of any cash or other instruments, at the time held by or payable or deliverable under the terms of this Agreement or any other Loan Document to Lender. Borrower hereby consents to any such appointment. Lender may also apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment.

                  (i) Exercise of Other Rights. Lender shall have all the rights and remedies of a secured party under the Code and other legal and equitable rights to which it may be entitled, and may exercise any and all other rights or remedies afforded by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents. Lender shall also have the right to require Borrower to assemble any of the Collateral not in Lender's possession, at Borrower's expense, and make it available to Lender at a place to be determined by Lender which is reasonably convenient to both parties, and Lender shall have the right to take immediate possession of all of the Collateral, and may enter the Mortgaged


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

Property or any of the premises of Borrower or wherever the Collateral shall be located, with or without process of law wherever the Collateral may be, and, to the extent such premises are not the property of Lender, to keep and store the same on said premises until sold (and if said premises shall be the property of Borrower, Borrower agrees not to charge Lender for use and occupancy, rent, or storage of the Collateral, for a period of at least ninety (90) days after sale or disposition of the Collateral).

            20.3. Notice of Sale of Personal Property Collateral. Reasonable notification of time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other person entitled under the Code to notice; provided however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 20.3. Lender shall have the right to bid at any public or private sale on its own behalf. Out of money arising from any such sale, Lender shall retain an amount equal to all costs and charges, including attorneys' fees for advice, counsel or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing and advertising such Collateral for sale, selling same and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied upon the Obligations, and in the event of deficiency, Borrower shall remain liable to Lender. In the event of any surplus, such surplus shall be paid to Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature or description against Borrower, or by Borrower or any other party against Lender, which in Lender's sole discretion makes it advisable for Lender to seek counsel for the protection and preservation of its security interest, or to defend its own interest, such expenses and counsel fees shall be allowed to Lender and the same shall be made a further charge and Lien upon the Collateral.

            In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral comprised of securities may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement to the extent permitted by law restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from


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

not less than two (2) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

            20.4. Application of Collateral; Termination of Agreements. Upon the occurrence of any Event of Default until cured (if applicable) and the cure accepted by Lender , Lender may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and Borrower, without further liability or obligation by Lender, and may also, at any time, appropriate and apply against any Obligations any and all Collateral in its possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice or otherwise, shall absolve, release or otherwise affect the liability of Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of Lender, but they shall, in all events, continue until all of the Obligations are satisfied.

            20.5. Suits to Protect the Project. Lender shall have power to: (a) institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or which violate this Agreement or any of the Loan Documents; (b) preserve or protect Lender's interest in the Mortgaged Property and in the income, revenues, rents and profits arising therefrom; and (c) restrain the enforcement of or compliance with any legislation or other government enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair Lender's security. All payments made or costs or expenses incurred by Lender in connection with this paragraph, including reasonable attorneys' fees and costs, whether or not suit is filed and, if filed, for all appeals, shall be secured by the Collateral and shall be immediately repaid by Borrower to Lender on demand, with interest thereon from the date incurred until the date repaid by Borrower at the Default Rate for the Loan.

            20.6. Rights of Lender Regarding Collateral. In addition to all other rights possessed by Lender, Lender, at its option, may from time to time after there shall have occurred an Event of Default, and so long as such Event of Default remains uncured, at its sole discretion, take any or all of the following actions:

                  (a) Transfer all or any part of the Collateral into the name of Lender or its nominee;

                  (b) Take control of any proceeds of any of the Collateral; and


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

                  (c) Extend or renew the Loan and grant releases, compromises or indulgences with respect to the Obligations, any portion thereof, any extension or renewal thereof, or any security therefor, to any obligor hereunder or thereunder.

            20.7. Waiver of Appraisement Valuation, Stay, Extension and Redemption Laws. To the extent permitted by law, Borrower agrees upon the occurrence of an Event of Default, neither Borrower nor anyone claiming by, through or under Borrower, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of any of the Liens in favor of Lender, including without limitation the Mortgage, or the final and absolute sale of the property encumbered by the Mortgage or the final and absolute possession of the property encumbered by the Mortgage by the purchasers in foreclosure, and Borrower, for itself and for all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully do so the benefit of all such laws and any and all right to have the assets comprising the property encumbered by the Mortgage marshaled upon any foreclosure and Borrower agrees that the property encumbered by the Mortgage may be sold in its entirety.

            Any money collected by Lender or received by Lender following pursuit by Lender of any remedy hereunder or under any of the Loan Documents shall be applied to the payment of the compensation, expenses, costs and disbursements of the agents and attorneys of Lender, to the payment of the amounts of accrued interest and principal and any other amount due and unpaid under the Loan, and to the payment of all other Obligations, in such order as Lender may determine.

            20.8. Delegation of Duties and Rights. Lender may execute any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

            20.9. Lender Not in Control. None of the covenants or other provisions contained in this Agreement or in any Loan Document shall give Lender the right or power to exercise control over the affairs and/or management of Borrower or Guarantor or either of their Affiliates.

            20.10. Waivers. The acceptance by Lender at any time and from time to time of partial payments of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by either party in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, except as otherwise


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

expressly provided in this Agreement or by applicable law, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Obligations, severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Obligations, or by any release or change in any security for the payment or performance of the Obligations, regardless of the number of such renewals, extensions, releases or changes.

      If Lender: (a) grants forbearance or an extension of time for the payment of any sums secured by the Collateral; (b) takes other or additional security for the payment of the Obligations; (c) waives or does not exercise any right granted in this Agreement or any Loan Documents; (d) releases any part of the Collateral from the Lien in favor of Lender or otherwise changes any of the terms of this Agreement or any Loan Documents; (e) consents to the filing of any map, plat or replat of the Mortgaged Property; (f) consents to the granting of any easement on the Mortgaged Property; or (g) makes or consents to any agreement subordinating Lender's Lien against any of the Collateral, any such act or omission by Lender shall not release, discharge, modify, change or affect Borrower's original liability under this Agreement or any of the Loan Documents or otherwise, or the original liability of any maker, general partner, co-signer, endorser, surety or guarantor nor shall any such act or omission preclude Lender from exercising any right, power or privilege granted in this Agreement or any Loan Document in the event of any other concurrent or subsequent default, nor (except as otherwise expressly provided in an instrument or instruments executed by Lender) shall Lender's Lien against any of the Collateral be altered thereby.

      Upon the sale or transfer by operation of law or otherwise of all or any part of the Collateral, Lender, without further notice, is authorized and empowered to deal with any such transferee as fully and to the same extent as it might deal with Borrower, without in any way waiving, releasing or discharging any of Borrower's liabilities or obligations hereunder.

      BORROWER HEREBY WAIVES ALL NOTICES (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREUNDER) WITH RESPECT TO ANY LOSSES, DAMAGES, LIABILITIES, SUITS, COSTS AND EXPENSES, AND ALL OTHER DEMANDS WHATSOEVER HEREBY INDEMNIFIED, AND AGREES THAT ITS OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT BE AFFECTED BY ANY CIRCUMSTANCES, WHETHER OR NOT REFERRED TO ABOVE, WHICH MIGHT OTHERWISE CONSTITUTE LEGAL OR EQUITABLE DISCHARGES OF ITS OBLIGATIONS HEREUNDER.

      IF A COURT OF COMPETENT JURISDICTION SHOULD DETERMINE THAT BORROWER IS ENTITLED TO RECOVER DAMAGES FROM LENDER


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

FOR ANY REASON OR UPON ANY CAUSE, CLAIM OR COUNTERCLAIM, IN CONNECTION WITH THE LOAN OR THE TRANSACTIONS PROVIDED FOR OR CONTEMPLATED PURSUANT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, BORROWER STIPULATES AND AGREES THAT ANY SUCH DAMAGES OR AWARDS SHALL NOT INCLUDE CONSEQUENTIAL, PUNITIVE OR ANY OTHER DAMAGES. IN THE EVENT THE FOREGOING PROVISION IS NOT ENFORCED BY THE COURTS, THEN BORROWER AGREES THAT BORROWER'S SOLE REMEDY FOR ANY CAUSE, CLAIM OR COUNTERCLAIM WILL BE TO RECOVER COMPENSATORY DAMAGES IN CONNECTION WITH THE LOAN AND SHALL NOT INCLUDE PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES.

            20.11. Cumulative Rights. All rights and remedies available to Lender under the Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender under any of the Loan Documents, at law or in equity, whether or not the Loan is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

            20.12. Expenditures by Lender. Any sums expended by or on behalf of Lender pursuant to the exercise of any right or remedy provided herein, and all expenses payable by Borrower under any provision of this Agreement shall become part of the Obligations, shall be paid by Borrower to Lender upon demand and shall bear interest at the Default Rate for the Loan, from the date of such expenditure until the date repaid.

            20.13. Diminution in Value of Collateral. Lender shall not have any liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral, excluding Lender's gross negligence or intentional wrongful acts.

            20.14. Discontinuance of Proceedings. If Lender proceeds to enforce any right or remedy under the Loan Documents by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then Borrower and Lender shall be restored to their former positions and rights hereunder and all rights, powers and remedies of Lender shall continue as if no such proceeding occurred.

      21. Partial Releases; Other Releases. At Borrower's cost and expense, Lender agrees to execute, from time to time, releases from the Lien of the Mortgage, in form and substance acceptable to Lender and Borrower, of Timeshare Interests and related Collateral in connection with the bona fide sale of such Timeshare Interests as permitted hereunder ("Released Property"), upon the written request of Borrower, provided that:

                  (a) No Event of Default or Default shall exist;


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

                  (b) For each Timeshare Interest to be released, Borrower pays to Lender, the required Release Payments;

                  (c) All costs incident to the preparation and recording of the release documents shall be paid by Borrower;

                  (d) Borrower shall execute such documents as Lender reasonably requests to evidence satisfaction of all conditions of the release set forth herein and shall provide Lender with copies of all documents and information reasonably requested by Lender regarding the sale of each Timeshare Interest; and

                  (e) Borrower's escrow agent (if any) and Lender shall have agreed upon mutually acceptable escrow instructions setting forth the logistical arrangements for the release of each Timeshare Interest at settlement of the sale thereof.

      In addition, at Borrower's cost and expense, Lender agrees to execute, from time to time, releases from the Lien of the Lender's Mortgage, in form and content (consistent with Schedule 21 attached hereto), of certain furniture, fixtures and equipment being conveyed by Borrower to the Association as provided for in the Timeshare Declaration, Collateral subject to any UCC financing statement which is to be partially released or of such other items of personal or real property as may be requested by the Division in connection with the approval of Phase 2 of the Project.

      At such time as the Obligations have been paid in full, this Agreement is terminated and of no further force or effect, Lender will, at Borrower's cost and expense, execute and deliver to Borrower such releases, termination statements and such other agreements as Borrower may reasonably request to evidence the release and termination of any and all Liens granted by Borrower in favor of Lender against the Collateral.

      22. Certain Rights of Lender.

            22.1. Protection of Collateral. Lender may at any time and from time to time take such actions as Lender deems necessary or appropriate to protect Lender's Liens and security interests in and to preserve the Collateral, and to establish, maintain and protect the enforceability of Lender's rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's Liens, security interests and rights and will take such actions to preserve the Collateral and Lender's Liens, security interests and rights as Lender may direct, including, without limitation, by promptly paying upon Lender's demand therefor, all documentary stamp taxes or other taxes that may be or may become due in respect of any of the Collateral. All of Lender's expenses of preserving the Collateral and its liens and security interests and rights therein shall be added to the Obligations.


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

            22.2. Performance by Lender. If Borrower fails to perform any agreement contained herein not cured within any applicable cure period, Lender may itself perform, or cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 22.5 below. In no event, however, shall Lender have any obligation or duties whatsoever to perform any covenant or agreement of Borrower contained herein or in any of the Loan Documents, Project Documents or Project Contracts, and any such performance by Lender shall be wholly discretionary with Lender. The performance by Lender, of any agreement or covenant of Borrower on any occasion shall not give rise to any duty on the part of Lender to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any third party to exercise any of Lender's rights or remedies hereunder.

            22.3. No Liability of Lender. Neither the acceptance of this Agreement by Lender, nor the exercise of any rights hereunder by Lender, shall be construed in any way as an assumption by Lender of any obligations, responsibilities or duties of Borrower arising in connection with the Mortgaged Property or under the Loan Documents or Condominium Act or Timeshare Act, or under any of the Project Contracts, or in connection with any other business of Borrower, or the Collateral, or otherwise bind Lender to the performance of any obligations with respect to the Mortgaged Property or the Collateral; it being expressly understood that Lender shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Borrower with respect to the Mortgaged Property or any of the Collateral, or under any of the Loan Documents, the Condominium Act or the Timeshare Act or under any of the Project Contracts, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith.

            22.4. Right to Defend Action Affecting Security. Lender may, at Borrower's expense, appear in and defend any action or proceeding at law or in equity which Lender in good faith believes may affect the value of the Collateral, the Work and of the Mortgaged Property the Liens granted under this Agreement.

            22.5. Indemnities, Loan Costs and Expenses. All indemnities, Loan Costs and other expenses payable by Borrower under any provision of this Agreement shall be part of the Obligations of Borrower and shall be paid by Borrower to Lender, and shall bear interest at the primary interest rate as set forth in Section 4.1 hereof or the Default Rate as applicable for the Loan from the date of demand until repaid by Borrower.

            22.6. Lender's Right of Set-Off. Lender shall have the right to set-off any Collateral against any Obligations then due and unpaid by Borrower.


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

            22.7. No Waiver. No failure or delay on the part of Lender in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Borrower hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Borrower of any and all of the terms and provisions of this Agreement to be performed by Borrower. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Lender contained in the Loan Documents and this Agreement shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by Lender of any breach or default of or by any party hereunder shall be deemed to alter or affect Lender's rights hereunder with respect to any prior or subsequent default.

            22.8. Right of Lender to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person or entity including without limitation, any Purchasers, for the payment of any of the Obligations or without affecting or impairing Lender's Lien on the Collateral, or the remainder thereof, as security for the Obligations, Lender may from time to time, without notice: (a) release any Person liable for the payment of any part of the Obligations; (b) extend the time or otherwise alter the terms of payment of any part of the Obligations; (c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security agreements; (d) alter, substitute or release any property securing any part of the Obligations;
(e) realize upon any Collateral for the payment of all or any portion of the Obligations in such order and manner as it may deem fit; or (f) join in any subordination or other agreement affecting this Agreement or the Lien or charge thereof.

            22.9. Assignment of Lender's Interest. Lender shall have the right to assign, participate or transfer the Loan and all or any portion of its rights in or pursuant to this Agreement or any of the Loan Documents, holder or holders of such rights or interests shall be entitled to the benefits of this Agreement and the Loan Documents. The consent of Borrower shall not be required for any such assignment, participation or transfer and failure to give notice of any assignment, participation or transfer shall not affect the validity or enforceability of this Agreement, any Loan Document, or subject Lender to any liability. Borrower consents to the dissemination of information regarding the Obligations, the Loan, Borrower, Borrower's business, and all matters related hereto in connection with any assignment, participation or sale. In the event that Lender participates or sells its interest in the Loan to any other Person, which in Lender's reasonable judgment has the financial capability to fund Advances (or its share thereof in the event of a participation) hereunder, Lender shall have no further responsibilities or liabilities in connection with the sold or participated portion of the Loan, including without


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

limitation the obligation to fund Advances related to such sold or participated portions, after the date of such sale or participation. All of such responsibilities and liabilities after the date of such sale or participation shall be those of the participant or the purchaser of Lender's interest.

            22.10.   Power  of  Attorney.   Borrower  does  hereby   irrevocably
constitute and appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to: (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender; (b) to demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; (c) from time to time to institute and prosecute in Lender's own name any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and Liens; (d) upon an Event of Default to change any post office mailing address for purpose of payments to be remitted directly to Lender with respect to the Collateral; and (e) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section 22.10 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until a release of the same is executed by Lender and duly recorded in the appropriate office for recordation.

            22.11. Relief from Automatic Stay, Etc. To the fullest extent permitted by law, in the event Borrower shall make application for or seek relief or protection under the federal bankruptcy code ("Bankruptcy Code") or other Debtor Relief Laws, or in the event that any involuntary petition is filed against Borrower under such Bankruptcy Code or other Debtor Relief Laws, and not dismissed with prejudice within forty-five (45) days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents and Lender shall automatically and without demand or notice (each of which is hereby waived) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents.

            22.12. Investigations and Inquiries. Borrower hereby authorizes Lender to conduct such investigations and inquiries as to credit, operations of Borrower, the Mortgaged Property and Collateral as shall be necessary or desirable in connection with monitoring the Obligations, and all such persons of whom


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

Lender may make such inquiry are empowered to cooperate with, and to provide requested information to Lender.

            23. Miscellaneous.

            23.1. Notices. All notices, requests and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender or Borrower. Each such notice, request or other communication shall be effective: (a) if given by mail, on the third Business day after such notice is deposited in the United States Mail with first class postage prepaid, addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, on the first Business Day after such notice is deposited with a nationally recognized overnight delivery service such as Federal Express or UPS with all fees and charges prepaid, addressed as provided below; or (c) if given by any other means, when delivered at the address specified in this
Section 23.1.

        If to Borrower:    Bluegreen Vacations Unlimited, Inc.
                           4960 Conference Way North
                           Suite 100
                           Boca Raton, Florida  33431
                           Attention:  Anthony M. Puleo

        With a copy to:    Bluegreen Vacations Unlimited, Inc.
                           4960 Conference Way North
                           Suite 100
                           Boca Raton, Florida  33431
                           Attention:  James Martin, Esq., General Counsel

        If to Guarantor:   Bluegreen Corporation
                           4960 Conference Way North
                           Suite 100
                           Boca Raton, Florida  33431
                           Attention:  Anthony M. Puleo

        If to Lender:      Textron Financial Corporation
                           45 Glastonbury Boulevard
                           Glastonbury, Connecticut, 06033
                           Attention:  RFD Vice President

        With a copy to:    Textron Financial Corporation
                           40 Westminster Street
                           Providence, Rhode Island 02940-6687
                           Attention:  RFD Commission Counsel

            23.2. Term of Agreement. This Agreement shall continue in full force and effect and the Liens granted hereby and the duties, covenants and liabilities of Borrower hereunder and all the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until all of the Obligations and all other obligations secured by the Collateral have been satisfied in full and Lender has no further obligation to make Advances hereunder. Borrower expressly agrees that if Borrower or any Guarantor makes a payment to Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any Debtor Relief Laws, state or federal law, common law or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

            23.3. Survival. All representations, warranties, covenants and agreements made by Borrower and Guarantor herein, in the Commitment, in any other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower or Guarantor under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of Lender, and shall survive the making of any or all of the disbursements contemplated hereby.

            23.4. Continuation and Investigation. The warranties and representations contained herein shall be and remain true and correct so long as any of the Obligations have not been satisfied, or so long as part of the Obligations shall remain outstanding, and each request by Borrower for an Advance shall constitute an affirmation that the foregoing representations and warranties remain true and correct as of the date thereof.

            23.5. Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, EXCLUSIVE OF ITS CHOICE OF LAWS PRINCIPLES. BORROWER CONSENTS TO PERSONAL JURISDICTION BEFORE THE CIRCUIT COURT IN AND FOR PROVIDENCE COUNTY, RHODE ISLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND. BORROWER WAIVES ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO VENUE IN PROVIDENCE COUNTY, RHODE ISLAND OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OBLIGATIONS CREATED HEREUNDER OR ANY OF THE LOAN DOCUMENTS AND FURTHER WAIVES ANY CLAIM THAT PROVIDENCE COUNTY, RHODE ISLAND IS NOT A CONVENIENT FORUM

FOR ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS ON BORROWER IN ANY ACTION ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS SHALL BE EFFECTIVE IF MAILED TO BORROWER AT THE ADDRESS LISTED FOR BORROWER IN SECTION 23.1.

            23.6. Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement and/or the Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

            23.7. Successors and Assigns; Third Party Beneficiaries. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided that Borrower may not transfer or assign any of their rights or obligations under this Agreement, the Commitment or the other Loan Documents without the prior written consent of Lender. This Agreement and the transactions provided for or contemplated hereunder or under any of the Loan Documents are intended solely for the benefit of the parties hereto and any of Lender's participants in the Obligations. No third party shall have any rights or derive any benefits under or with respect to this Agreement, the Commitment or the other Loan Documents except for participants in the Obligations or as provided in advance in a writing signed on behalf of Lender. No person other than Borrower, shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof, and no other person, other than Borrower, under any circumstance, shall be deemed to be a beneficiary of such conditions, any and all of which Lender freely may waive in whole or in part at any time it, in its sole discretion, deems it desirable to do so. In particular, Lender makes no representation and assumes no obligation as to third parties concerning the quality of the Work by Borrower or the absence therefrom of defects. In this connection, Borrower agrees to and shall indemnify Lender and any of Lender's participants in the Obligations from any liability, claim or loss and reasonable attorneys fees and costs resulting from the disbursement of the Advances or from the condition of the Project, whether related to the quality of the Work or otherwise and whether arising during or after the term of the Loan. This Section shall survive the repayment of the Obligations and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists.

            23.8. Amendment. This Agreement may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by the parties hereto.

            23.9. Counterparts; Effectiveness; Facsimile. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender. Any signature on any Loan Document or any document collateral thereto, delivered by Borrower or Guarantor by facsimile transmission shall be deemed to be an original signature thereto.

            23.10. Lender Not Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower or Guarantor, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtors and creditor. Nothing herein contained shall be construed to create a partnership or joint venture between Borrower and Lender, and the parties hereby acknowledge that no such relationship exists between them.

            23.11. Total Agreement. This Agreement, and the other Loan Documents, including the Exhibits and Schedules thereto, is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by Lender at the offices set forth above.

            23.12. Consents, Approvals and Discretion. Whenever Lender's consent or approval is required or permitted, as any documents or other items are required to be acceptable to Lender, such consent, approval or determination of acceptability must be in writing and shall be at the reasonable discretion of Lender and may be subject to such conditions as Lender may require, unless otherwise expressly provided hereunder or under the other Loan Documents.

            23.13. Litigation. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO

ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. BORROWER AND LENDER FURTHER WAIVE ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      The waiver and stipulations of Borrower and Lender in this Section 23.13 shall survive the final payment or performance of all of the Obligations of Borrower and all other obligations secured by the Collateral and the resulting termination of this Agreement.

            23.14. Submissions. All documents, agreements, reports, surveys, appraisals, insurance, financial information or other submissions (collectively, the "Submissions") required under the Loan Documents shall be in form and content reasonably satisfactory to Lender and performed at Borrower's expense. Lender shall have the prior right of approval of any person, firm or entity responsible for preparing each Submission (a "Preparer") and may reject any Submissions if Lender believes in its reasonable opinion that the experience, skill, reputation or other aspect of the Preparer is unsatisfactory in any material respect. All reports and appraisals related to the Development Parcel required pursuant to the Loan Documents shall be addressed to Lender and include the following language:

                  "The   undersigned   acknowledges   that   Textron   Financial
            Corporation is relying on the within information in connection with extending financing to Bluegreen Vacations Unlimited, Inc."

            23.15. Incorporation of Exhibits. This Agreement, together with all Exhibits and Schedules hereto, constitute one document and agreement which is referred to herein by the use of the defined term "Agreement." The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

            23.16.  Consent to Advertising and Publicity of Documents.  Borrower
agrees that Lender and its participants may, subject to prior review and consent of Borrower, which consent Borrower agrees not to unreasonably withhold or delay, issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the names and addresses of Borrower and any subsidiaries and Affiliates, the amount, interest rate, maturity, collateral, and a general description of Borrower's business.

            23.17. Control of Association. Lender agrees that Borrower shall only be obligated to act on behalf of the Association or cause the Association to act at such time that Borrower directly or indirectly control the Association.

            23.18. Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

            23.19. Savings Clause. Anything contained in this Agreement to the contrary notwithstanding, the obligations of Borrower with respect to the repayment of the outstanding principal balance of the Loan shall be limited to a maximum aggregate amount equal to the greater of (a) the Advances actually received by Borrower and the value of all other consideration and benefits received by or for the benefit of Borrower in connection with the financing transactions contemplated hereunder, or (b) the largest amount that would not render its obligations with respect thereto subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state, federal, provincial or other applicable law of any jurisdiction (collectively, the "Fraudulent Transfer Laws"), if and to the extent Borrower (or trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws. In making such determination, all rights of subrogation and contribution of Borrower with respect to such obligations shall be deemed to be an asset of Borrower.

            23.20. Reimbursement for Taxes. Borrower will promptly, upon written demand of Lender, reimburse Lender for any taxes assessed against Lender by the State of Florida or any subdivision thereof or any other jurisdiction (with the exception of income taxes payable by Lender) which are on account of or measured by the interest income received by Lender under the Project or in any way imposed upon Lender in connection with the transactions contemplated hereunder, including, without limitation, any general intangible tax or documentary tax.

            23.21. Headings. Section headings have been inserted in this Agreement as a matter of convenience of reference only; such Section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

            23.22. Gender. Words of any gender in this Agreement shall include each other gender where appropriate.

            23.23. Time of the Essence. Time is of the essence of this Agreement.

            23.24. Conflict. The provisions of this Agreement shall control in the event of any conflict among it, the Commitment and any other Loan Document.

            23.25. Joinder and Consent. Lender will join in and consent to Declarations, easements and other documents reasonably required in connection with development of the Project provided such documents are reasonably acceptable to Lender.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                       LENDER:

                       TEXTRON FINANCIAL CORPORATION,
                       a Delaware corporation

                       By:
                           ---------------------------------------
                       Name:
                             -------------------------------------
                       Its:
                            --------------------------------------

                       BORROWER:


                       BLUEGREEN VACATIONS UNLIMITED, INC., a
                       Florida corporation

                       By:
                           ---------------------------------------
                       Name:
                             -------------------------------------
                       Its:
                            --------------------------------------

                       GUARANTOR:


                       BLUEGREEN CORPORATION, a Massachusetts
                       corporation

                       By:
                           ---------------------------------------
                       Name:
                             -------------------------------------
                       Its:
                            --------------------------------------

                                  Schedule 9.8

                                      Taxes

The Tennessee Department of Revenue (the "Department") advised Bluegreen that rather than attempting to impose a sales tax on the sale of vacation ownership interests in Tennessee, it intends to try to impose a sales tax on the use of accommodations in Bluegreen's Tennessee properties by Bluegreen owners who became members of Bluegreen Vacation Club through the purchase of non-Tennessee timeshare interests. The Department has audited the period from December 1, 2001 through December 21, 2004 and has given a Notice of Assessment for sales and use taxes for approximately $636,000. Bluegreen intends to vigorously challenge the assessment of sales taxes by the Department; however, there is no assurance that Bluegreen will be successful.

The Internal Revenue Service ("IRS") has notified Bluegreen Corporation that the IRS will audit the company's 2004 federal income tax return.

                                  Schedule 9.9

                                  Subsidiaries

Bluegreen Corporation
Bluegreen Interiors, LLC
Bluegreen Purchasing and Design, Inc.
Bluegreen Resorts Management, Inc.
Encore Rewards, Inc.
Great Vacation Destinations, Inc. (f/k/a Leisure Plan, Inc.)
Leisure Communication Network, Inc.
Leisurepath, Inc.
New England Advertising Corporation
Pinnacle Vacations, Inc.
Resort Title Agency, Inc.

                                  Schedule 9.10

                                   Litigation

      Any legal proceedings as disclosed in Guarantor's most recently filed 10K Statement and the following other matters:

      Bluegreen Southwest One, L.P., ("Southwest"), a subsidiary of Bluegreen Corporation ("Bluegreen"), is the developer of the Mountain Lakes subdivision in Texas. In Lesley, et al v. Bluegreen Southwest One, L.P. acting through its General Partner Bluegreen Southwest Land, Inc., et al, Cause No. 28006 District Court of the 266th Judicial District, Erath County, Texas, plaintiffs filed a declaratory action against Southwest in which they seek to develop mineral interests in the Mountain Lakes subdivision. Plaintiffs' claims are based on property law, contract and tort theories. The property owners association has filed a cross complaint against Bluegreen, Southwest and individual directors of the property owners association related to the mineral rights and related to certain amenities in the subdivision as described in the following paragraph. The court has confirmed the seniority of the mineral interests of the plaintiffs and has held that restrictions against drilling within the subdivision are not enforceable. Bluegreen is evaluating whether to appeal the court's ruling and is unable to predict the ultimate resolution of the litigation. Bluegreen estimates that it is reasonably possible that the company will incur costs of approximately $500,000 in this declaratory action case.

      One of the lakes that is an amenity in the Mountain Lakes development has not filled to the expected level. Owners of homesites within the subdivision have asserted claims against Bluegreen regarding such failure as part of the litigation referenced above. Southwest has investigated the causes of the failure of the lake to fill and currently estimates that the cost of correcting the condition will be approximately $3,000,000.

      Bluegreen is involved in litigation relating to the employment of sales associates at its Williamsburg sales and project site, as well as its Shenandoah project, who were allegedly subject to non-compete agreements with a prior employer. Bluegreen cannot predict the outcome of the litigation.

      Litigation has been initiated against Bluegreen and LeisurePath, Inc. ("LeisurePath"), a subsidiary of Bluegreen whose principal business is a travel club, involving claims asserted by consumers with regard to sales of LeisurePath memberships through Vacation Station, Inc., an independent retail outlet. Claims asserted against Bluegreen and its affiliates relate to transactions that allegedly occurred in May, 2005. LeisurePath had terminated its relationship with Vacation Station, Inc. prior to that time. Bluegreen believes that the likelihood of an unfavorable outcome resulting in a material loss to be remote; however Bluegreen cannot predict the outcome of the litigation.

                                  Schedule 9.23

                               Names and Addresses

                             Bluegreen Vacations Unlimited, Inc.
                             4960 Conference Way North
                             Suite 100
                             Boca Raton, Florida 33431

                                 Schedule 10.18

                                Project Contracts

AIA A101 & A201 Standard Form of Agreement between Owner and Contractor and General Conditions by and between Bluegreen Vacations Unlimited, Inc. and WPC I, Inc. dba Winter Park Construction, dated August 17, 2005

AIA B151 Abbreviated Standard Form of Agreement between Owner and Architect by and between Bluegreen Corporation and Forum Architecture & Interior Design, Inc., dated September 7, 2004 (Building 5)

AIA B151 Abbreviated Standard Form of Agreement between Owner and Architect by and between Bluegreen Corporation and Forum Architecture & Interior Design, Inc., dated September 7, 2004 (Building 6)

Landscape Agreement by and between Tidewater Landscape Management and Grande Villas at World Golf Village Condominium Association, Inc. dated January 1, 2005

Lease Agreement by and between InnRcom Communications, LLC and Grande Villas at World Golf Village Condominium Association, Inc. dated February 1, 2005.

      Use Agreement by and between Serenata Beach Club and Grande Villas at World Golf Village Condominium Association, Inc. dated January 1, 2005

                                  Schedule 14.7

                                 Permitted Liens

                                   Schedule 21

                             Form of Partial Release

                                   EXHIBIT A-1

                          Legal Description of Phase 2

                                   EXHIBIT A-2

                       Legal Description of Existing Units

                                    EXHIBIT B

                              Intentionally Omitted

                                    EXHIBIT C

                    Form of Request for Construction Advance

                                  See Attached

                                    EXHIBIT D

                               Approved Site Plan

                                    EXHIBIT E

                            Phase 2 Cost Certificate

                                  See Attached

                                    EXHIBIT F

                          Form of Officer's Certificate

Date:_________________

      In accordance with Section 13.4 of the Construction Loan and Security Agreement dated as of March __, 2007, by and between Bluegreen Vacations Unlimited, Inc. ("Borrower") and Textron Financial Corporation ("Lender") (as it may be amended, modified, supplemented or restated, the "Loan Agreement"), the undersigned hereby certifies to Lender that as of the date described above:

      1.    The  undersigned  is  the  chief  financial   officer  of  Bluegreen
            Corporation ("Guarantor").

      2. Borrower has observed, performed and complied with each and every undertaking contained in the Loan Agreement and the Loan Documents.

      3. Guarantor's Form 10-Q or Form 10-K Financial Statements have been delivered to Lender, as required under the Loan Agreement.

      4. There does not exist any Incipient Default or Event of Default under the Loan Agreement or Loan Documents.

      Capitalized terms shall have the meanings set forth therefor in the Loan Agreement. The certifications in this Officer's Certificate are made by the undersigned, in his capacity as the chief financial officer of Guarantor, from the undersigned's own personal knowledge, after due inquiry and with full knowledge that Lender will rely upon this Officer's Certificate. The undersigned has executed and delivered this Officer's Certificate as an inducement for Lender to continue to extend advances to the Borrower pursuant to the Loan Agreement.

                                BLUEGREEN CORPORATION, a
                                Massachusetts corporation

                                By:
                                     ----------------------------

                                Name/Title:
                                           ----------------------

Dated: ______________, 200___